UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LEAP THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Leap Therapeutics, Inc., or the Annual Meeting, to be held exclusively online via the Internet as a virtual web conference at https://www.cstproxy.com/leaptx/2022 on Thursday, June 16, 2022 at 11:30 a.m., Eastern Time.
Pursuant to certain rules of the U.S. Securities and Exchange Commission that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting our proxy materials on the Internet and delivering a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access or request a copy of our Proxy Statement and our 2022 Annual Report to Stockholders. This process substantially reduces the costs associated with printing and distributing our proxy materials and reduces our environmental footprint.
Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet prior to the Annual Meeting or virtually at the Annual Meeting, by telephone, or, if you requested printed copies of our proxy materials, by completing, dating and returning a proxy card. Please review the instructions on the Notice of Internet Availability or the proxy card regarding each of these voting options.
Thank you for your ongoing support of Leap Therapeutics, Inc.
Very truly yours,

Christopher K. Mirabelli Chairman of the Board of Directors	Douglas E. Onsi Chief Executive Officer and President

47 Thorndike Street
Suite B1-1
Cambridge, MA 02141
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 16, 2022
The 2022 Annual Meeting of Stockholders of Leap Therapeutics, Inc., or the Annual Meeting, will be held on Thursday, June 16, 2022 at 11:30 a.m., Eastern Time, virtually via the Internet at https://www.cstproxy.com/leaptx/2022. At the Annual Meeting, stockholders will consider and act upon the following matters:
1.   To elect two Class II directors nominated by our board of directors, William Li, MD and Thomas Dietz, PhD, each to serve for a term ending in 2025, or until his successor has been duly elected and qualified;
2.   To approve the Leap Therapeutics, Inc. 2022 Equity Incentive Plan (“2022 EIP”);
3.   To ratify the appointment of EisnerAmper LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2022; and
4.   To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned Internet site.
Instead of mailing a printed copy of our proxy materials to all of our stockholders, we are providing access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April 28, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, to stockholders and will post our proxy materials on the website referenced in the Notice of Internet Availability. As more fully described in the Notice of Internet Availability, stockholders may choose to access our proxy materials on the website referenced in the Notice of Internet Availability or may request to receive a printed set of our proxy materials. In addition, the Notice of Internet Availability and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis.
Stockholders of record on our books at the close of business on April 21, 2022, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. If you are a stockholder of record, please vote in one of these four ways:
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Vote over the Internet prior to the Annual Meeting,   by going to www.cstproxyvote.com (have your Notice of Internet Availability or proxy card in hand when you access the website);

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Vote by Telephone,   by calling 1-866-894-0536 (have your Notice of Internet Availability or proxy card in hand when you call);

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Vote by Mail,   if you received a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

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Vote online at the virtual Annual Meeting,   (have your Notice of Internet Availability or proxy card in hand when you access the virtual meeting website).

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.
A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the meeting for at least ten days prior to June 16, 2022. Please e-mail ir@leaptx.com if you wish to examine the stockholder list prior to the virtual Annual Meeting. The stockholder list will be available in electronic form during the Annual Meeting online at https://www.cstproxy.com/leaptx/2022.
Whether or not you plan to attend the Annual Meeting online, we urge you to take the time to vote your shares. Further information about how to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting is included in the accompanying proxy statement.
By Order of the board of directors,
Christopher K. Mirabelli
Chairman of the Board of Directors
April 28, 2022

i

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141
PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2022
This proxy statement is being furnished in connection with the solicitation of proxies by our Board of Directors, or the Board, for use at the 2022 Annual Meeting of Stockholders of Leap Therapeutics, Inc., or the Annual Meeting, to be held virtually via the Internet at https://www.cstproxy.com/leaptx/2022 on Tuesday, June 16, 2022 at 11:30 a.m., Eastern Time, and at any adjournment or postponement thereof.
We are providing access to our proxy materials over the Internet. On April 28, 2022, we began mailing a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, to our stockholders, unless they requested a printed copy of our proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice of Internet Availability. If you request printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.
We will hold the Annual Meeting in a virtual format only, via the Internet, with no physical in-person meeting. Our stockholders will be able to attend, vote, and submit questions at the Annual Meeting by visiting https://www.cstproxy.com/leaptx/2022. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in this proxy statement.
As always, we encourage you to vote your shares in advance of the Annual Meeting. You are entitled to vote if you are a stockholder of record as of the close of business on April 21, 2022. As used in this proxy statement, the terms “Leap,” “we,” “us,” and “our” mean Leap Therapeutics, Inc. unless the context indicates otherwise.
All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q.	Who is soliciting my vote?	A.	The Board of Leap Therapeutics, Inc. is soliciting your vote for the proposals to be voted on at the 2022 Annual Meeting of Stockholders.
Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you in connection with the solicitation by our Board of proxies to be voted at the Annual Meeting, to be held virtually at https://www.cstproxy.com/leaptx/2022 on Tuesday, June 16, 2022 at 11:30 a.m., Eastern Time.
Q.	What is the Notice of Internet Availability?	A.	In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, or the SEC, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the Annual Meeting, we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.
We expect to mail the Notice of Internet Availability to all stockholders entitled to vote at the Annual Meeting on or about April 28, 2021. On the date of mailing of the Notice of Internet Availability, all stockholders and beneficial owners will have the ability to access all of our proxy materials on a website referred to in the Notice of Internet Availability. These proxy materials will be available free of charge.
Q.	How can I get electronic access to the proxy materials?	A.	The Notice of Internet Availability provides you with instructions regarding how to view the proxy materials for the Annual Meeting on the Internet and how to instruct the Company to send future proxy materials, including the Notice of Internet Availability, to you electronically by e-mail. The Company’s proxy materials are also available on the Company’s website at www.leaptx.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.
Q.	What proposals am I voting on?	A.	There are two proposals scheduled for a vote: • Proposal 1: The election of two Class II directors;
• Proposal 2: Approval of the Leap Therapeutics, Inc. 2022 Equity Incentive Plan (“2022 EIP”); and
• Proposal 3: The ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2022.
Q.	Who can vote at the Annual Meeting?	A.
Our Board has fixed April 21, 2022 as the record date for the Annual Meeting. If you are a stockholder of record on the record date, you are entitled to vote (in person or by proxy) all of the shares that you held on that date at the Annual Meeting and at any postponement or adjournment thereof.
On April 21, 2022, we had 88,318,454 shares of common stock outstanding.

Q.	How do I attend the virtual Annual Meeting?	A.	This year’s Annual Meeting will be conducted as a virtual meeting of stockholders. We will host the Annual Meeting live online via webcast. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting by visiting https://www.cstproxy.com/leaptx/2022. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. The webcast will start at 11:30 a.m., Eastern Time, on Tuesday, June 16, 2022. You will need the control number included on your Notice of Internet Availability, proxy card or voting instruction form in order to be able to enter the Annual Meeting online. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.
Online check-in will begin at 11:15 a.m., Eastern Time, on Thursday, June 16, 2022, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log-in page. Technical support will be available starting at 11:15 a.m., Eastern Time, on the day of the meeting.
Q.	How do I vote?	A.	If your shares are registered directly in your name, you may vote:

(1)
Over the Internet prior to the Annual Meeting:   Go to the website of our tabulator, Continental Stock Transfer and Trust Company, or CST, at www.cstproxyvote.com. Use the vote control number printed on the Notice of Internet Availability (or your proxy card) to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on June 16, 2022, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(2)
By Telephone:   Call 1-866-894-0536, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You will need to have the Notice of Internet Availability (or your proxy card) in hand when you call. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on June 15, 2022, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

(3)
By Mail:   If you received a printed copy of the proxy materials, complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to CST. CST must receive the proxy card no later than June 15, 2022, the day before the Annual Meeting, for your proxy to be valid and your vote to count. Your shares will be voted according to your instructions.

If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

(4)
Online virtually while attending the Annual Meeting:   If you attend the Annual Meeting online, you may vote your shares online while virtually attending the Annual Meeting by visiting https://www.cstproxy.com/leaptx/2022. You will need your control number included on your Notice of Internet Availability or proxy card in order to be able to vote during the virtual Annual Meeting. Please note that you cannot vote by marking up the Notice of Internet Availability and mailing it back. Any votes returned in that manner will not be counted.

If your shares are held in “street name,” meaning they are held for your account by a broker or other nominee, you may vote:

(1)
Over the Internet prior to the Annual Meeting or by Telephone:   You will receive instructions from your broker or other nominee if they permit Internet or telephonic voting. You should follow those instructions.

(2) By Mail: You will receive instructions from your broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3)
Online while virtually attending the Annual Meeting:   You will receive instructions from your broker or other nominee explaining how you can vote your shares online during the virtual Annual Meeting. You will need the control number included on your Notice of Internet Availability or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.

Q.	Can I revoke or change my vote?	A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote before or at the Annual Meeting. To do so, you must do one of the following:

(1)
Vote over the Internet or by telephone prior to the Annual Meeting as instructed above. Only your latest Internet or telephone vote submitted prior to the Annual Meeting is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 15, 2022, the day before the Annual Meeting.

(2) Sign a new proxy card and submit it by mail as instructed above. Only your latest dated proxy that was received by CST by 11:59 p.m., Eastern Time, on June 15, 2022 will be counted.

(3)
Attend the virtual Annual Meeting and vote online as instructed above. Attending the virtual Annual Meeting will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.

If your shares are held in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also vote your shares online while virtually attending the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions.

Q.	Will my shares be voted if I do not return my proxy or do not provide specific voting instructions on the proxy card or voting instruction form that I submit?	A.
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet prior to the Annual Meeting, by telephone, by returning your proxy by mail, or online at the virtual Annual Meeting. If you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board or sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters presented in this proxy statement and as the proxyholders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the Annual Meeting.
If your shares are held in street name, your broker or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers and other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return a proxy to your broker or other nominee to vote your shares, your broker or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

The election of directors (Proposal 1) and the approval of the 2022 EIP (Proposal 2) are non-discretionary matters. The ratification of the appointment of our independent auditors (Proposal 3) is a discretionary matter.
We encourage you to timely provide voting instructions to your broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions.
Q.	How many shares must be present to hold the Annual Meeting?	A.	The holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy must be present to hold the Annual Meeting and conduct business. This is called a quorum. For purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or votes on only one of the proposals. In addition, we will count as present shares held in street name by brokers or other nominees that indicate on their proxies that they do not have authority to vote those shares on Proposal 1 or Proposal 2. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the Annual Meeting.
Q.	What vote is required to approve each proposal and how are votes counted?	A.
Proposal 1 — Election of Two Class II Directors
The two nominees for Class II director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 1 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee and will be treated as “broker non-votes.” Broker non-votes will have no effect on the voting on Proposal 1.

With respect to Proposal 1, you may:
• vote FOR both nominees;
• vote FOR a certain nominee and WITHHOLD your vote from the other nominee; or
• WITHHOLD your vote from both nominees. Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.
Proposal 2 — Approval of 2022 EIP
To approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Proposal 2 is a non-discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee cannot vote your shares on Proposal 2. Shares held in street name by brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST the proposal. Broker non-votes will have no effect on the voting on Proposal 2.

Proposal 3 — Ratification of Appointment of Independent Auditors

To approve Proposal 3, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Proposal 3 is a discretionary matter. Therefore, if your shares are held in street name and you do not vote your shares, your broker or other nominee may vote your unvoted shares on Proposal 3. If you vote to ABSTAIN on Proposal 3, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. Voting to ABSTAIN will have no effect on the voting on Proposal 3.
Although stockholder approval of our audit committee’s appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2022 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, if this proposal is not approved at the Annual Meeting, our audit committee may reconsider its appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Q.	How does the Board recommend that I vote?	A.
Our Board unanimously recommends that you vote your shares:
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“FOR” the nominees for election as director listed in Proposal 1;

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“FOR” the approval of the 2022 EIP; and

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“FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Q.	How many votes do I have?	A.	On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 21, 2022.
Q.	Are there other matters to be voted on at the Annual Meeting?	A.	We do not know of any matters that may come before the Annual Meeting other than the election of two Class II directors, the approval of the 2022 EIP and the ratification of the appointment of our independent registered public accounting firm. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy will vote, and otherwise act, in accordance with their judgment on the matter.
Q.	How do I ask a question at the virtual Annual Meeting?	A.	You will have multiple opportunities to submit questions to the Company for the virtual Annual Meeting. If you wish to submit a question in advance, you may do so at https://www.cstproxy.com/leaptx/2022. You may also submit questions online during the meeting at https://www.cstproxy.com/leaptx/2022. Given the time constraints, it is possible that some questions may not be addressed during the virtual Annual Meeting.
Q.	Is my vote confidential?	A.	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Leap or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q.	Where can I find the voting results?	A.	We will report the voting results in a Current Report on Form 8-K within four business days following the adjournment of the Annual Meeting.
Q.	What are the costs of soliciting these proxies?	A.	We will bear all of the costs of soliciting proxies. Directors, officers and employees of Leap may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant.
Q.	What are the implications of being an “emerging growth company” or a “smaller reporting company”?	A.	We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups (JOBS) Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about Leap’s executive compensation arrangements and no non-binding advisory votes on executive compensation. The Company may take advantage of these exemptions up until the last day of the fiscal year following the fifth anniversary of the date that the Company’s common stock became publicly traded or such earlier time that it is no longer an emerging growth company. The Company would cease to be an emerging growth company if it (1) has total annual gross revenue of at least $1.07 billion, (2) is deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the prior June 30th or (3) it issues more than $1.0 billion of non-convertible debt securities over a three-year period.
We are also a “smaller reporting company,” meaning we are not an investment company, an asset-backed issuer, or a majority-owned subsidiary of a parent company that is not a “smaller reporting company,” and have either: (1) a public float of less than $250 million or (2) annual revenues of less than $100 million during the most recently completed fiscal year and (A) no public float or (B) a public float of less than $700 million. As a “smaller reporting company,” we are also subject to reduced disclosure obligations as compared to other issuers, including with respect to disclosure obligations regarding executive compensation in our periodic reports and proxy statements and certain reduced financial information disclosure.
Q.	Who may I contact if I have any additional questions?	A.	If you hold your shares directly, please call Douglas E. Onsi, Secretary of the Company, at (617) 714-0360. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
For the 2022 Annual Meeting of Stockholders on June 16, 2022
This proxy statement and the 2021 Annual Report to Stockholders (which is our Annual Report on Form 10-K for the year ended December 31, 2021) are available for viewing, printing and downloading at https://www.cstproxy.com/leaptx/2022.
A copy of our Annual Report on Form 10-K (including financial statements and schedules) for the year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder after written or oral request to:
Leap Therapeutics, Inc.
Attn: Corporate Secretary
47 Thorndike Street, Suite B1-1
Cambridge, Massachusetts 02141 USA
Telephone: +1 (617) 714-0360
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 are also available free of charge on the SEC’s website, www.sec.gov.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
In accordance with Leap’s amended and restated certificate of incorporation and amended and restated bylaws, the Board is divided into three classes of directors of approximately equal size. The members of each class of directors are elected to serve a three-year term with the term of office of each class ending in successive years. Leap currently has eight directors. William Li, MD and Thomas Dietz, PhD are the current Class II directors whose terms expire at Leap’s 2022 Annual Meeting of Stockholders. Each of William Li, MD and Thomas Dietz, PhD has been nominated for, and has agreed to stand for, re-election to the Board to serve as a Class II director of Leap for three years until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.
It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of each of the two nominees listed above as director nominees. Leap has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting. Information relating to each nominee for election as a director and for each continuing director, including his or her period of service as a director of Leap, principal occupation and other biographical information, is included below.
VOTE REQUIRED
A plurality of the votes cast at the meeting will be required for the election of the Class II director nominees. The two nominees for director with the highest number of affirmative votes will be elected as directors. Broker non-votes and abstentions will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH
OF THESE NOMINEES FOR CLASS II DIRECTOR.
BOARD OF DIRECTORS AND MANAGEMENT
Information Regarding Directors and Director Nominees
Our Board currently consists of eight members divided into three classes with staggered three-year terms. Our amended and restated certificate of incorporation and amended and restated bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our Board. Following the 2022 Annual Meeting of Stockholders, the Board will consist of eight directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one third of the Board. In addition, our amended and restated certificate of incorporation and amended and restated bylaws provide that a director may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors.
The division of our Board into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of our management or a change in control.
At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the Annual Meeting for Class II directors, at the 2023 Annual Meeting of Stockholders for Class III directors, and at the 2024 Annual Meeting of Stockholders for Class I directors. Currently, Class II consists of William Li and Thomas Dietz, each with a term expiring at the Annual Meeting. Class III consists of Joseph Loscalzo, Nissim Mashiach and Christopher Mirabelli, each with a term expiring at the 2023 Annual Meeting of Stockholders. Class I consists of consists of Monica Bertagnolli, James Cavanaugh and Douglas E. Onsi, each with a term expiring at the 2024 Annual Meeting of Stockholders. Our Board has nominated Dr. Li and Dr. Dietz for election at the Annual Meeting as Class II directors, each to serve until the 2025 Annual Meeting of Stockholders.

Director Qualifications
The following table and biographical descriptions provide information as of April 21, 2022 relating to each director and director nominee, including his or her age and period of service as a director of our company; his or her Board committee memberships; his or her business experience during the past five years, including directorships at other public companies; his or her community activities; and the other experience, qualifications, attributes or skills that led our Board to conclude he or she should serve as a director of our company.
Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Class I Director Nominees to be elected at the 2022 Annual Meeting (terms expiring in 2025)
William Li, MD Compensation Committee Member and Chair	59
Dr. Li, age 59, has served as a member of our Board since January 2017. Dr. Li is a co-founder of the Angiogenesis Foundation in Cambridge, Massachusetts, of which he has been the President since April 2000 and Medical Director since December 1994. Dr. Li has extensive expertise in the field of angiogenesis and its therapeutic development and clinical applications. He trained with Dr. Judah Folkman, who pioneered the field of angiogenesis research. Through the Angiogenesis Foundation, Dr. Li has worked in association with the National Institutes of Health, and other major governmental and academic institutions and industry leaders on angiogenesis-related programs. Dr. Li received his M.D. degree from University of Pittsburgh School of Medicine. He completed his clinical training in internal medicine at the Massachusetts General Hospital in Boston. Dr. Li has also served on the faculties of Harvard Medical School, Tufts University School of Veterinary Medicine and Dartmouth Medical School.
We believe that Dr. Li’s experience working with companies and foundation in the cancer field, combined with his medical training and background, make him qualified to serve as a member of our Board.

Thomas Dietz, PhD Lead Independent Director Audit Committee Member and Chair Compensation Committee Member	58	Dr. Dietz, age 58, has served as a member of our Board since January 2016. Dr. Dietz is currently chairman and CEO of Waypoint Holdings, LLC, a diversified financial holdings and services company. Previously, Dr. Dietz was co-CEO and then CEO and a director of Pacific Growth Equities, LLC, a San Francisco based investment bank and institutional brokerage firm from 2004 to 2009, when the firm was acquired by Wedbush Securities. Dr. Dietz served as head of the investment banking division at Wedbush until November 2010. Prior to taking the CEO role at Pacific Growth, Dr. Dietz served as the company’s director of equities research and was an award winning biotechnology and biopharmaceutical analyst. He joined Pacific Growth in 1993. Previously, he was a member of the research faculty in the Department of Medicine, University of California, San Francisco and the VA Medical Center. Dr. Dietz is currently Chairman of Eiger Biopharmaceuticals, Inc. (Nasdaq: EIGR), serves as a director and member of the compensation committee and audit committee of Paratek Pharmaceuticals (Nasdaq: PRTK)

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

and also serves on the boards of several private companies. Dr. Dietz previously served as a director of Transcept Pharmaceuticals, Inc. (Nasdaq: TSPT). Dr. Dietz holds a Ph.D. in molecular biology and biochemistry from Washington University, St. Louis, and was a National Science Foundation Post Doctoral Fellow.
We believe that Dr. Dietz’s experience with Leap, combined with his business, financial and leadership expertise and financial industry background, make him qualified to serve as a member of our Board.

Class III Directors (terms expiring in 2023)
Joseph Loscalzo, MD, PhD Nominating and Corporate Governance Committee Member	70
Dr. Loscalzo, age 70, has served as a member of our Board since January 2016. He is currently the Hersey Professor of the Theory and Practice of Medicine at Harvard Medical School, and Chairman of the Department of Medicine and Physician-in-Chief at Brigham and Women’s Hospital. In 1994, Dr. Loscalzo joined the faculty of Boston University, first as Chief of Cardiology and, in 1997, as Wade Professor and Chair of Medicine, Professor of Biochemistry, and Director of the Whitaker Cardiovascular Institute. In July 2005, he returned to Harvard Medical School and Brigham and Women’s Hospital, where he had previously worked. He is an editor-at-large of the New England Journal of Medicine, former Chair of the Cardiovascular Board of the American Board of Internal Medicine, former Chair of the Research Committee of the American Heart Association, former Chair of the Scientific Board of the Stanley J. Sarnoff Society of Fellows for Research in Cardiovascular Sciences, and former Chair of the Board of Scientific Counselors of the National Heart, Lung, and Blood Institute of the National Institutes of Health. He is past Editor-in-Chief of Circulation, a current senior editor of Harrison’s Principles of Internal Medicine, a former member of the Advisory Council of the National Heart, Lung, and Blood Institute, and a former member of the Council of Councils of the National Institutes of Health. Dr. Loscalzo received his AB degree, summa cum laude, his PhD in biochemistry, and his MD from the University of Pennsylvania and completed his clinical training at Brigham and Women’s Hospital and Harvard Medical School, where he served as Resident and Chief Resident in medicine and Fellow in cardiovascular medicine. Dr. Loscalzo is currently a member of the board of directors of Ionis Pharmaceuticals Inc. (Nasdaq: IONS).
We believe that Dr. Loscalzo’s vast experience as a scientist, clinician, and educator and his background in science and medicine, make him qualified to serve as a member of our Board.

Nissim Mashiach Audit Committee Member	61	Mr. Mashiach, age 61, has served as a member of our Board since January 2017. Today he serves as a co-founder of Nubiyota LLC, a microbiome focused, clinical stage company. He served as the President and Chief Executive Officer of Macrocure, Ltd. from

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

June 2012 until its merger with Leap in January 2017. He is also currently a member of the board of directors at Mediwound Ltd. He also previously served as General Manager at Ethicon, a Johnson & Johnson company, from January 2009 to January 2012. Prior to then, he served as President and Chief Operating Officer at Omrix Biopharmaceuticals, Inc., a public company acquired by Johnson & Johnson in 2008. Prior to Omrix, Mr. Mashiach held leadership positions at several pharmaceutical companies. He has been a board and audit committee member of Mediwound Ltd. (Nasdaq: MDWD) since June 2017. He holds an MBA from the University of Manchester, England, an MPharmSc from the Hebrew University, Jerusalem, Israel, and a BSc, Chemical Engineering from the Technion-Israel Institute of Technology, Haifa, Israel.
We believe that Mr. Mashiach’s experience working with a number of biopharmaceutical companies, combined with his pharmaceutical industry experience and background, make him qualified to serve as a member of our Board.

Christopher K. Mirabelli, PhD Chairman of the Board	67
Dr. Mirabelli, age 67, has served as the Chairman of our Board since January 2016 and as a director since January 2011. Dr. Mirabelli formerly served as our Chief Executive Officer and President from our inception in January 2011 until April 2020. Dr. Mirabelli has been a managing director of HealthCare Ventures LLC since August 2000. From December 1999 to May 2000, Dr. Mirabelli served as president of pharmaceutical research and development and as a member of the board of directors of Millennium Pharmaceuticals, Inc., following its merger with LeukoSite Inc., where Dr. Mirabelli had been serving as president, chief executive officer and chairman of the board of directors since 1993. He was a co-founder of Ionis Pharmaceuticals, Inc. (Nasdaq: IONS), where he held several positions including senior vice president of research, from 1989 until 1993.
Dr. Mirabelli started his career at SmithKline and French Laboratories (now part of GlaxoSmithKline Plc) R&D Division. He is a member of the board of advisors of the Dana Farber Cancer Institute Business Development Council and the Longview Ventures Investment Committee. Dr. Mirabelli is a member of the Board of Directors of the Fredonia College Foundation and Board of Overseers of the Scripts Research Institute. He received his Ph.D. in molecular pharmacology from Baylor College of Medicine and a B.S. degree in biology from State University of New York at Fredonia.
We believe that Dr. Mirabelli’s experience with Leap from serving as our President, Chief Executive Officer and Chairman, leadership in a number of biopharmaceutical companies, combined with his venture capital industry experience and scientific background, make him qualified to serve as a member of our Board and its Chairman.

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Class I Directors (terms expiring in 2024)
Monica Bertagnolli, MD Compensation Committee Member	63
Dr. Bertagnolli, age 63, is the Richard E. Wilson Professor of Surgery in the Field of Surgical Oncology at Harvard Medical School, and a member of the Gastrointestinal Cancer and Sarcoma Disease Centers at Dana-Farber/Brigham & Women’s Cancer Center, where she collaborates with colleagues in medical oncology, radiation oncology, and pathology to treat cancer patients in a tertiary care setting.
Dr. Bertagnolli graduated from Princeton University, and attended medical school at the University of Utah. She trained in surgery at Brigham and Women’s Hospital, and was a research fellow at the Dana Farber Cancer Institute (DF/BWCC). Dr. Bertagnolli has a background in laboratory work focusing upon understanding the role of the inflammatory response in epithelial tumor formation. From 1994 to 2011, she led gastrointestinal correlative science initiatives within the National Cancer Institute (NCI) funded Cancer Cooperative Groups, where she facilitated integration of tumor-specific molecular markers of treatment outcome into nationwide clinical cancer treatment protocols. From 2007 to 2018, Dr. Bertagnolli served as the Chief of the Division of Surgical Oncology at DF/BWCC. Dr. Bertagnolli has also had numerous leadership roles in multi-institutional cancer clinical research consortia, and currently serves as the Group Chair of the Alliance for Clinical Trials in Oncology, a nationwide NCI-funded clinical trials group. She is also the Chief Executive Officer of Alliance Foundation Trials, LLC, a not-for-profit corporation that conducts international cancer clinical trials.
We believe that Dr. Bertagnolli’s experience as a scientist and clinician, combined with her background in science and medicine, make her qualified to serve as a member of our Board.

James Cavanaugh, PhD Nominating and Corporate Governance Committee Member and Chair Audit Committee Member	85	Dr. Cavanaugh, age 85, has served as a member of our Board since January 2016. Dr. Cavanaugh has been a managing director of HealthCare Ventures since 1989. He was previously President of SmithKline & French Laboratories-U.S., the domestic pharmaceutical division of SmithKline Beckman Corporation. Dr. Cavanaugh had been president of SmithKline Beckman’s clinical laboratory business and President of Allergan International. He has been a board member of a number of private and public pharmaceutical and biotechnology companies and was Chairman of The Shire Pharmaceutical Group, plc. He served as staff assistant to President Nixon for Health Affairs and then deputy director of the president’s Domestic Council. Under President Ford, he was a deputy assistant to the President for domestic affairs and deputy chief of the White House. He has served as deputy assistant secretary for health and scientific affairs in the United States Department of Health, Education and Welfare, special assistant to the Surgeon General, United States Public Health Services, and director, Office of Comprehensive Health Planning. He began his career as a member of the faculty

Name	Age	Board Tenure, Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

of the Graduate College and the College of Medicine at the University of Iowa where he received his Master’s and Doctorate degrees.
We believe that Dr. Cavanaugh’s experience with working in government, combined with his clinical and pharmaceutical industrial experience and background, make him qualified to serve as a member of our Board.

Douglas E. Onsi Chief Executive Officer President	53
Mr. Onsi, age 53, has served as a member of our Board since March 2020 and as our Chief Executive Officer and President since April 2020. Mr. Onsi also has served as our Chief Financial Officer, Treasurer and Secretary since our inception in January 2011. Mr. Onsi has been at HealthCare Ventures since 2007, including serving as a managing director since 2009 and the chief executive officer of Tensha Therapeutics, Inc., which was sold to Roche Holdings, Inc. in 2016. Prior to joining HealthCare Ventures, Mr. Onsi was at Genzyme Corporation, or Genzyme, where he served in various roles, including as Vice President, Campath Product Operations and Portfolio Management, Oncology from 2005 to 2007 and as Vice President, Business Development from 2004 to 2005. Prior to Genzyme, he was Chief Financial Officer of Tolerx, Inc., a venture capital funded biotechnology company, from 2001 to 2004. Before joining Tolerx, Inc., he was in business development at LeukoSite, a publicly traded biopharmaceutical company that was acquired by Millennium Pharmaceuticals, Inc. He began his career as an attorney at Bingham Dana LLP. Mr. Onsi currently serves as a member of the board of directors of Vaxxas Pty Ltd., a privately-held biotechnology company. He received a Juris Doctor degree from the University of Michigan Law School and a B.S. in biological sciences from Cornell University.
We believe that Mr. Onsi’s experience with Leap from serving as our Chief Executive Officer and President, Chief Financial Officer, Treasurer and Secretary, leadership in a number of biopharmaceutical companies, combined with his scientific and legal background, make him qualified to serve as a member of our Board.

Executive Officers Who Are Not Directors
Certain information regarding our executive officers who are not also directors, as of April 21, 2022, is set forth below.
Name	Age	Positions(s)
Christine Granfield	54	Vice President, Head of Regulatory Affairs and Quality
Augustine Lawlor	65	Chief Operating Officer
Mark O’Mahony	51	Chief Manufacturing Officer
Cynthia Sirard, MD	52	Chief Medical Officer
Christine Granfield.   Ms. Granfield, age 54, has served as Vice President, Head of Regulatory Affairs and Quality since August 2020. Before joining Leap, Ms. Granfield served as an independent regulatory consultant with Granfield Associates LLC. Previously, she was Senior Director, Regulatory Affairs with Novartis Corporation, supporting oncology and companion diagnostics, where she led the development of regulatory strategy and submissions for companion diagnostics supporting oncology personalized medicine programs. Prior to her position with Novartis, Ms. Granfield served as Senior Director, Regulatory Affairs with Genzyme Corporation, and also held positions with Boston Scientific Corporation. She received her B.S.E. in Biomedical Engineering from The Catholic University of America. She is also a member of the Regulatory Affairs Professional Society.
Augustine Lawlor.   Mr. Lawlor, age 65, has served as our Chief Operating Officer since January 2016. Mr. Lawlor has been a managing director of HealthCare Ventures LLC since 2000. Prior to joining HealthCare Ventures, Mr. Lawlor served as Chief Operating Officer of LeukoSite Inc., a biotechnology company, from 1997 to 1999. Mr. Lawlor serves on the board of directors of Cardiovascular Systems, Inc. (Nasdaq: CSII) and Catalyst Biosciences, Inc. (Nasdaq: CBIO), each a publicly-traded company, and a number of private companies. He received a B.A. from the University of New Hampshire and a master’s degree in management from Yale University.
Mark O’Mahony.   Mr. O’Mahony, age 51, has served as our Chief Manufacturing Officer since April 2020, and previously served as our Vice President of Chemistry, Manufacturing and Control (CMC) and Quality Operations since December 2011. Before joining Leap, Mr. O’Mahony served as Vice President of Process Development, Manufacturing, and Quality Control at Tolerx, Inc., where he led CMC operations from the company’s inception through partnerships with Genentech and GlaxoSmithKline, and to pre-commercialization of otelixizumab. Prior to Tolerx, Mr. O’Mahony worked at LeukoSite and Millennium Pharmaceuticals where he played an integral role in the approval of Campath®, and in the early development of Entyvio®. Mr. O’Mahony began his career at EMD Serono. He received his M.B.A. from Boston University and a B.Sc. in Biotechnology from Dublin City University, Ireland.
Cynthia Sirard, MD.   Dr. Sirard, age 52, has served as our Chief Medical Officer since April 2020. Dr. Sirard has served as our Vice President of Clinical Research and Development since April 2012. Before joining Leap, Dr. Sirard served in clinical development and team leadership roles with Genzyme and Sanofi Oncology, following the merger with Genzyme. Prior to Genzyme, Dr. Sirard served as a medical director at Parexel International, a global clinical research organization. Dr. Sirard has more than eighteen years of global clinical development experience including optimization of strategic development and oversight of scientific, commercial and financial objectives for clinical programs in oncology, hematology and transplantation. She received her M.D. from Chicago Medical School and a B.S. from the University of Massachusetts at Amherst. She is a board eligible Medical Oncologist with internal medicine and hematology/oncology training at Harvard Medical School at Beth Israel Deaconess Medical Center in Boston, Massachusetts.
There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE MATTERS
Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. The following sections describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, our Code of Business Conduct and Ethics and our Corporate Governance Guidelines are available on the Investor Relations section of our website, https://investors.leaptx.com/corporate-governance/documents, at “Corporate Governance.” Alternatively, you can request a copy of any of these documents by writing us at: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 or sending an e-mail to ir@leaptx.com.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These principles, which set forth a framework for the conduct of our Board’s business, provide that:
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the principal responsibility of the directors is to oversee our management and to hold our management accountable for the pursuit of our corporate objectives;

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except as otherwise required by the rules and regulations of the Nasdaq Stock Market, a majority of the members of our Board must be independent directors;

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the independent directors meet regularly in executive session;

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directors have full and free access to management and, as necessary and appropriate, independent advisors; and

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new directors participate in an orientation program and all directors are encouraged to attend director education programs.

Director Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Drs. Dietz and Cavanaugh and Mr. Mashiach are the current members of our audit committee; Drs. Bertagnolli, Dietz and Li are the current members of our compensation committee; and Drs. Cavanaugh and Loscalzo are the current members of our nominating and corporate governance committee. In April 2022, our Board undertook a review of the composition of our Board and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that (i) each of our directors, except for Christopher Mirabelli and Douglas Onsi, qualifies as an “independent director” as defined under Nasdaq Listing Rules, (ii) each of our audit committee members was independent pursuant to Rule 10A-3 under the Exchange Act, and (iii) each of our compensation committee members was independent pursuant to Rule 10C-1 under the Exchange Act.
In making such determinations, our Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.
Director Nomination Process
Our nominating and corporate governance committee evaluates director candidates and selects or recommends for selection by the Board, director nominees. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates may include requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Board.
Criteria and Diversity
In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the nominating and corporate governance committee applies certain criteria as set forth in our Corporate Governance Guidelines. These criteria include the candidate’s business experience and skills, independence, character, wisdom, judgment, integrity, ability to make independent analytical inquiries, understanding of our business environment, the ability to commit sufficient time and attention to board activities, and the absence of potential conflicts with our interests. The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.
Our nominating and corporate governance committee and Board do not have a formal policy with respect to diversity, but an objective of Board composition is to bring to our company a variety of perspectives and skills derived from high quality business and professional experience. Our Board recognizes its responsibility to ensure that nominees for our Board possess appropriate qualifications and reflect a reasonable diversity of personal and professional experience, skills, backgrounds and perspectives. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and to fulfill its responsibilities to our stockholders.
The director biographies on pages 11-14 indicate each director and director nominee’s experience, qualifications, attributes and skills that led the Board to conclude that each should continue to serve as a member of our Board. Our nominating and corporate governance committee and Board believes that each of the directors has had substantial achievement in his or her professional and personal pursuits and possesses the background, talents and experience that our Board desires and that will contribute to the best interests of our company and to long-term stockholder value.
For additional information regarding stockholder nominations and other proposals see “Stockholder Proposals and Nominations.”

Board Diversity Matrix
Board Diversity Matrix (As of April 21, 2022)
Total Number of Directors	8

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Board of Directors Meetings and Attendance
Our Board met six times during 2021, either in person or by teleconference. During 2021, each of our directors attended at least 75% of the aggregate number of the meetings of the Board and the committees on which they served (during the period they served on the Board and on such committees).
Our Corporate Governance Guidelines provide that our directors are invited and encouraged to attend our annual meetings of stockholders.
Board of Directors Leadership Structure
Our Board separated the positions of Chief Executive Officer and Chairman of the Board effective April 1, 2020 in connection with Douglas Onsi’s promotion to Chief Executive Officer and President of the Company. Christopher Mirabelli, our prior Chief Executive Officer and President, remains our Chairman, and Thomas Dietz remains our Lead Independent Director. Our Board believes that the separation of the positions of Chief Executive Officer and Chairman of the Board, combined with a strong Lead Independent Director, strengthens the independence of our Board and encourages objective oversight of management’s performance. Although our Board does not have any current plans to do so, it may combine the roles of Chief Executive Officer and Chairman of the Board again in the future if such a structure is found to be in the best interests of Leap and its stockholders.
Dr. Mirabelli has authority, among other things, to call and preside over meetings of our Board of Directions and set meeting agendas. As a result of Dr. Mirabelli’s extensive history with and knowledge of Leap Therapeutics, he is able to provide valuable insight and help ensure that the Board and management act with a common purpose. If Dr. Mirabelli is ever not present at a meeting of the Board, an independent director is appointed to chair such meetings. In general, the agenda for every regularly scheduled Board meeting includes a meeting of the independent directors in executive session, which is presided over by Dr. Dietz, as our Lead Independent Director. In any event, our non-management directors meet in executive session at least semi-annually to discuss, among other matters, the performance of the Chief Executive Officer. Dr. Dietz presides at these meetings as the Lead Independent Director. There were six meetings of our independent directors in executive session in 2021, at every meeting of our Board.
We have a separate chair for each committee of our Board. The chairs of each committee are expected to report to our Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters, if any. Our Board delegates substantial responsibilities to the committees, which report their activities and actions back to the full Board. We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time because it strikes an effective balance in the participation of management and independent leadership in our Board proceedings.
Board Committees
Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, rules and regulations of the Nasdaq Stock Market and the SEC.
The composition and responsibilities of each of the committees of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.
Audit Committee
The members of our audit committee are Thomas Dietz, James Cavanaugh, and Nissim Mashiach, with Dr. Dietz serving as chairman. The financial literacy requirements of the SEC require that each member of our audit committee be able to read and understand fundamental financial statements. In addition, at least one member of our audit committee must be qualified as an audit committee financial expert, as defined in Item 407 of Regulation S-K, and have financial sophistication in accordance with the Nasdaq Stock Market rules. Our Board has determined that Dr. Dietz qualifies as an audit committee financial expert.
The primary purpose of our audit committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. The functions of our audit committee will include, among other things:
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hiring the independent registered public accounting firm to conduct the annual audit of our financial statements and monitoring its independence and performance;

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reviewing and approving the planned scope of the annual audit and the results of the annual audit;

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pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

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reviewing significant accounting and reporting principles to understand their impact on our financial statements;

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reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

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reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

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reviewing potential conflicts of interest under and violations of our Code of Conduct;

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establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

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reviewing and approving related-party transactions; and

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reviewing and evaluating, at least annually, our audit committee’s charter.

The audit committee operates under a written charter that satisfies the applicable standards of the Nasdaq Stock Market and the SEC and which is available on our website at https://investors.leaptx.com/corporate-governance/documents at “Corporate Governance.” The audit committee met five times during 2021, either in person or by teleconference.

Compensation Committee
The members of our compensation committee are Monica Bertagnolli, Thomas Dietz and William Li, with Dr. Li serving as chairman.
The primary purpose of our compensation committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee will review all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our compensation committee will include, among other things:
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designing and implementing competitive compensation policies to attract and retain key personnel;

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reviewing and formulating policy and determining the compensation of our executive officers and employees;

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reviewing and recommending to our Board the compensation of our directors;

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administering our equity incentive plans and granting equity awards to our employees and directors under these plans;

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if required from time to time, reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” and recommending to the full Board its inclusion in our periodic reports to be filed with the SEC;

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if required from time to time, preparing the report of the compensation committee to be included in our annual proxy statement;

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engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and

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reviewing and evaluating, at least annually, our compensation committee’s charter.

The compensation committee operates under a written charter that satisfies the applicable standards of the Nasdaq Stock Market and which is available on our website at https://investors.leaptx.com/corporate-governance/documents at “Corporate Governance.” The compensation committee met one time during 2021, either in person or by teleconference, and otherwise acted by unanimous written consent.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are James Cavanaugh and Joseph Loscalzo, with Dr. Cavanaugh serving as chairman. Our Board has determined that each of Dr. Cavanaugh and Dr. Loscalzo satisfies the Nasdaq independence standards.
The primary purpose of our nominating and corporate governance committee is to assist our Board in promoting the best interests of our company and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our nominating and corporate governance committee will include, among other things:
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identifying, reviewing and evaluating candidates to serve on our Board;

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determining the minimum qualifications for service on our Board;

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assessing the contributions and independence of our incumbent directors;

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making recommendations to our Board regarding the composition of each committee of the Board;

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developing and recommending to our Board an annual self-evaluation process for our Board and overseeing the annual self-evaluation process;

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developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board any changes to such principles; and

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periodically reviewing and evaluating our nominating and corporate governance committee’s charter.

The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the Nasdaq Stock Market and which is available on our website at https://investors.leaptx.com/corporate-governance/documents at “Corporate Governance.” The nominating and corporate governance committee did not meet, but acted by unanimous written consent once during 2021.
Board of Directors’ Role in Risk Oversight
Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its review of the operations and corporate functions of our company, our Board addresses the principal risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
The audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. Our audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function and whistleblower protections.
The compensation committee assesses and monitors the extent to which our incentive compensation policies and programs for all employees may encourage excessive risk-taking and the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.
Communicating with the Directors
Our Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. The General Counsel is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries of such communications to the directors as he considers appropriate.
Under procedures approved by our Board, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our General Counsel considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters that are duplicative communications.
Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to: Board of Directors, c/o General Counsel, Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.
Additionally, we have established a confidential process for reporting, investigating and resolving employee and other third party concerns related to accounting, auditing and similar matters under the Sarbanes-Oxley Act of 2002. Stockholders and other interested parties may confidentially provide information to one or more of our directors by using the confidential and anonymous financial concern hotline that is operated by an independent, third party service. Within the United States and Canada, the Ethics Hotline can be reached by telephone, toll-free, at 1-844-413-0900, e-mailing the Company at LPTX@openboard.info, or visiting http://www.openboard.info/LPTX/.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at https://investors.leaptx.com/corporate-governance/documents at “Corporate Governance.” The nominating and corporate governance committee of our Board will be responsible for overseeing the Code of Conduct and the General Counsel or the Board approve any waivers of the Code of Conduct for employees, executive officers or directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website or in a current report on Form 8-K. We shall provide to any person without charge, upon request, a copy of the Code of Conduct. Any such request must be made in writing to Leap Therapeutics Inc., c/o Investor Relations, 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.
Hedging and Pledging Policies
We have adopted an insider trading policy that includes provisions that restrict our directors, officers and employees from engaging in hedging or monetization transactions involving our securities and from engaging in short sales of our securities. Our insider trading policy also prohibits our directors, officers and employees from holding our securities in margin accounts or otherwise pledging our securities as collateral for loans.

EXECUTIVE COMPENSATION
Overview
The following discussion relates to the compensation of Douglas Onsi, our current Chief Executive Officer and President, Augustine Lawlor, our Chief Operating Officer and Cynthia Sirard, our Chief Medical Officer. These are the individuals we have determined to be our named executive officers for the year ended December 31, 2021.
Each year, our compensation committee reviews and determines the compensation of our executive officers. Our executive compensation program is designed to attract and retain a highly skilled team of key executives and to align the compensation of our executives with the interests of our stockholders by rewarding the achievement of short- and long-term strategic financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders.
Summary Compensation Table
The following table presents compensation awarded or paid to our named executive officers for the 2021 and 2020 fiscal years.
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total ($)
Douglas E. Onsi Chief Executive Officer and President	2021	595,833	192,750(3)	306,384(4)	393,250	50,395(6)	1,538,612
	2020	512,500	938,061(3)	527,620(4)	307,500	45,237(6)	2,330,917
Augustine Lawlor Chief Operating Officer	2021	436,667	128,500(7)	274,092(8)	209,600	47,567(9)	1,096,426
	2020	400,000	—	141,841(8)	168,000	41,511(9)	751,352
Cynthia Sirard Chief Medical Officer	2021	437,143	128,500(10)	274,092(11)	209,829	44,247(12)	1,093,811
	2020	405,719	—	426,875(11)	170,402	40,924(12)	1,043,920

(1)
There were no changes to the 2020 base salary for Augustine Lawlor. Effective February 1, 2021, the base salary for Mr. Lawlor was increased to $440,000. Effective April 1, 2020, the base salary for Douglas Onsi was increased to $550,000 in connection with his appointment as Chief Executive Officer and President and was increased to $600,000 effective February 1, 2021. Effective April 1, 2020, Cynthia Sirard was appointed Chief Medical Officer and her base salary for 2020 was $405,719 and increased to $440,000 effective February 1, 2021.

(2)
This column represents the aggregate fair value of equity awards granted in 2020 and 2021 as of the grant date for each such award, and is calculated in accordance with ASC 718.

(3)
In March 2020, we granted Mr. Onsi 660,606 restricted stock units (“RSUs”) which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier. In January 2021, we granted Mr. Onsi 75,000 RSUs which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier.

(4)
In March 2020, we made an option grant to Douglas Onsi to purchase 500,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan and in August 2020, we made an option grant to Mr. Onsi to purchase 75,000 shares of Leap’s common stock (11,006 options granted pursuant to our 2012 Equity Incentive Plan and 63,994 pursuant to our 2016 Equity Incentive Plan). The 2020 option grants to Mr. Onsi vest monthly over three years. In January 2021, we made an option grant to Mr. Onsi to purchase 175,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in May 2021, we made an option grant to Mr. Onsi to purchase 30,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years.

(5)
This column represents the cash incentive bonus payments for 2020 and 2021 made to each named executive officer.

(6)
For 2021, other compensation includes 401(k) matching ($22,167), payment of medical insurance ($22,662) and dental insurance ($1,425), Company HSA contribution ($3,197), life insurance ($414) and Paid Medical Leave ($531). For 2020, other compensation includes 401(k) matching ($20,500), payment of medical insurance ($20,356) and dental insurance ($1,425), Company HSA contribution ($2,030), life insurance ($414) and Paid Medical Leave ($512).

(7)
In January 2021, we granted Mr. Lawlor 50,000 RSUs which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier.

(8)
In April 2020, we made an option grant to Augustine Lawlor to purchase 50,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in August 2020, we made an option grant to Mr. Lawlor to purchase 75,000 shares of Leap’s common stock (11,006 options granted pursuant to our 2012 Equity Incentive Plan and 63,994 pursuant to our 2016 Equity Incentive Plan), which vest monthly over three years. In January 2021, we made an option grant to Mr. Lawlor to purchase 150,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in May 2021, we made an option grant to Mr. Lawlor to purchase 30,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years.

(9)
For 2021, other compensation includes 401(k) matching ($17,467), payment of medical insurance ($22,662) and dental insurance ($1,425), Company HSA contribution ($3,197), life insurance ($2,286) and Paid Medical Leave ($531). For 2020, other compensation includes 401(k) matching ($16,000), payment of medical insurance ($20,356) and dental insurance ($1,425), Company HSA contribution ($2,030), life insurance ($1,188) and Paid Medical Leave ($512).

(10)
In January 2021, we granted Dr. Sirard 50,000 RSUs which cliff vest after three years from the grant date or upon a change in control of the Company, whichever is earlier.

(11)
In March, April and August 2020, we made option grants to Cynthia Sirard to purchase shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan of 150,000, 50,000 and 75,000, respectively. The option grants in 2020 to Dr. Sirard vest monthly over three years. In January 2021, we made an option grant to Dr. Sirard to purchase 150,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years and in May 2021, we made an option grant to Dr. Sirard to purchase 30,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan, which vest monthly over three years.

(12)
For 2021, other compensation includes 401(k) matching ($16,019), payment of medical insurance ($22,662) and dental insurance ($1,425), Company HSA contribution ($3,197), life insurance ($414) and Paid Medical Leave ($531). For 2020, other compensation includes 401(k) matching ($16,170), payment of medical insurance ($20,356) and dental insurance ($1,425), Company HSA contribution ($2,030), life insurance ($431) and Paid Medical Leave ($512).

Elements of Executive Compensation
The compensation of our named executive officers consists of base salary, annual cash bonuses, equity awards and employee benefits that are made available to all salaried employees. Our named executive officers are also entitled to certain compensation and benefits upon certain terminations of employment and certain change of control transactions pursuant to employment agreements. In addition to the factors discussed below, the compensation committee also considers recommendations from our Chief Executive Officer, who regularly discusses compensation issues with the chairperson of the compensation committee and meets with our compensation committee to discuss these matters.
The following describes the material terms of the elements of our executive compensation program during fiscal year 2021.
Overview
Our executive compensation program is based on a pay-for-performance philosophy. We designed our executive compensation program to achieve the following primary objectives: provide compensation and benefit levels that will attract, retain, motivate and reward a highly talented executive team within the context of responsible cost management; establish a direct link between our individual/team performance and results and our executives’ compensation; and align the interests and objectives of our executives with those of our stockholders by linking executive equity awards to stockholder value creation. Compensation for our executive officers is composed primarily of the following three main components: base salary, annual cash incentive bonuses, and long-term equity incentives.
Base Salary
Base salaries are determined on a case-by-case basis for each executive officer (including our three named executive officers), including consideration of each officer’s experience, expertise and performance, as well as market compensation levels for similar positions.
Name	2020 Base Salary ($)	2021 Base Salary ($)
Douglas E. Onsi	550,000	600,000(1)
Chief Executive Officer and President
Augustine Lawlor	400,000	440,000(2)
Chief Operating Officer
Cynthia Sirard	405,719	440,000(3)
Chief Medical Officer

(1)
Effective April 1, 2020, Mr. Onsi’s base salary was increased from $400,000 to $550,000 in connection with his appointment as Chief Executive Officer and President. Effective February 1, 2021, Mr. Onsi’s base salary was increased to $600,000.

(2)
There were no changes to the 2020 base salary for Augustine Lawlor. Effective February 1, 2021, Mr. Lawlor’s base salary was increased to $400,000.

(3)
Effective April 1, 2020, Cynthia Sirard was appointed as Chief Medical Officer and Dr. Sirard’s base salary for 2020 was $405,719. Effective February 1, 2021, Dr. Sirard’s base salary increased to $440,000.

Annual Cash Incentive Bonuses
Annual cash incentive bonuses are contingent upon our achievement of certain operational and financial objectives. Each executive officer’s target bonus amount is expressed as a percentage of the officer’s base salary and is intended to be commensurate with the officer’s position and responsibilities. Target bonuses for each officer for the year ended December 31, 2021 were 55% of salary received for Mr. Onsi and 40% of salary received for Dr. Sirard and Mr. Lawlor, and were based entirely on the achievement of corporate objectives established by our Board. The corporate objectives reflect the important, objective, and measurable clinical, business development, financial, research, intellectual property, and operational goals of our company. Based on the achievement of all of the Board approved corporate objectives for 2021, along with the achievement of several important “stretch” objectives relating to financial, clinical and regulatory progress, the compensation committee determined that Augustine Lawlor, Douglas E. Onsi and Cynthia Sirard were each entitled to a cash bonus equal to 120% of their target bonus amounts, representing a total cash bonus of $209,600, $393,250 and $209,829, respectively, that was paid in February 2022.
Long-term Equity Incentives
We believe equity awards in the form of options to purchase shares of our common stock provide an incentive for our executive officers to focus on driving growth in our stock price and long-term value creation and help us to attract and retain key talent. In addition, the granting of options helps ensure that the interests of our officers are aligned with those of our stockholders as the options only have value if the value of our common stock increases after the date the option is granted.
Our officers are entitled to certain benefits if the officer’s employment terminates in certain circumstances or if a change of control occurs. Our Board and our compensation committee review our officers’ overall compensation packages on an annual basis or more frequently as they deem appropriate.

From time to time, we may retain independent compensation consultants as we consider appropriate to help identify appropriate peer group companies and to obtain and evaluate current executive compensation data. In 2021, we retained compensation consultants in designing our executive compensation programs.
Employment Agreements
We initially entered into employment agreements with each of Messrs. Onsi and Lawlor on the same terms. Effective April 2020, we entered into a new employment agreement with Mr. Onsi in connection with his appointment as Chief Executive Officer and President. These agreements provide that each executive receives an annual base salary, initially established at $400,000, and that each is eligible for an annual incentive bonus, with the target bonus being 35% of the executive’s base salary. In connection with his appointment as Chief Executive Officer and President, Mr. Onsi’s base salary was increased to $550,000, with his target bonus being 50% of his base salary. The compensation committee of the Board determines each executive’s actual bonus amount based on its assessment of the satisfaction of performance criteria to be established by the compensation committee within the first three months of each fiscal year.
Under the agreement for Messrs. Onsi and Lawlor, if the executive’s employment is terminated by us without cause or if the executive resigns with good reason (as such terms are defined in the agreement), in either case prior to a change in control or one year after a change in control (as such term is defined in the agreement), the executive will be entitled to receive cash severance equal to the executive’s annualized base salary (or in the case of Mr. Onsi, 150% of his annualized base salary); a pro-rata bonus, payable within two and one-half months following the end of the fiscal year in which the termination or resignation occurs; any accrued or earned, but unpaid or unreimbursed, base salary, expenses, benefits, bonus, rights to indemnification, or vacation pay; reimbursement of the executive’s COBRA premiums for 12 months (or in the case of Mr. Onsi, 18 months); and acceleration of vesting on any outstanding equity awards along with an extension of the time period to exercise the outstanding equity awards to one year. In the event that such termination or resignation occurs during the one-year period immediately following a change in control, the executive will also receive an increase in the cash severance amount to double the executive’s annualized base salary, an extension of the time period during which Leap will reimburse COBRA premiums to 18 months (or in the case of Mr. Onsi, 24 months), and an extension of the time period to exercise all outstanding equity awards to two years. An executive’s right to receive these severance benefits is subject to the executive providing a release of claims in favor of Leap and the return of all company property.
With respect to Dr. Sirard, her employment agreement, as amended, provides that she will receive an annual base salary of $405,719, and she is eligible for an annual incentive bonus, with the target bonus being 35% of her base salary. As with all of our executives, the compensation committee of the Board determines each Dr. Sirard’s annual bonus amount based on its assessment of the satisfaction of performance criteria to be established by the compensation committee within the first three months of each fiscal year. Under the agreement with Dr. Sirard, if her employment is terminated by us without cause or if she resigns with good reason (as such terms are defined in the agreement), she will be entitled to receive cash severance equal to three-fourths of her annualized base salary; any accrued or earned, but unpaid or unreimbursed, base salary, expenses, benefits, bonus, rights to indemnification, or vacation pay; and reimbursement of her COBRA premiums for 9 months. In the event that such termination or resignation occurs during the one year period immediately following a change in control, Dr. Sirard will also receive an increase in the cash severance amount to 100% of her annualized base salary, an extension of the time period during which Leap will reimburse COBRA premiums to 12 months, and an extension of the time period to exercise all outstanding equity awards to two years.
For all of our named executive officers, in the event that a change in control occurs during the term of an executive’s employment, and the severance and other benefits provided in his or her respective agreement are considered “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the code, the executive’s severance and other benefits constituting parachute payments will be either (i) delivered in full or (ii) delivered to a lesser extent which would result in no portion of such severance being subject to excise tax under Section 4999 of the Code, whichever provides the greatest amount to the executive. If any reduction in severance and other benefits constituting parachute payments is necessary to achieve the effect of clause (ii) above, then the reduction will occur first from cash severance payments, next from cancellation of accelerated vesting of equity awards and third from reduction of continued employee benefits.

Each named executive officer’s employment agreement incorporates the terms and provisions of a customary employee proprietary information, invention, non-competition and non-solicitation agreement between Leap and the executive. This agreement includes a noncompetition covenant during the period of the executive’s employment and for one year thereafter. The agreement also provides for the executive to participate in our benefit programs made available to our executives generally. Our executive employment agreements generally do not include a specified term as the employment of our executives is “at-will.”
Stock Option and Other Compensation Plans
We maintain our 2016 Equity Incentive Plan, as amended, to provide incentives that will attract, retain and motive highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests. If approved at the Annual Meeting, we will adopt the 2022 EIP to further promote this philosophy.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2021.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price($)	Option Expiration Date	Stock Award Grant Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Douglas E. Onsi	1/20/2017	330,303		9.90	1/20/2027
	4/18/2018	45,834	4,166(1)	7.66	4/18/2028
	1/1/2019	36,460	13,540(2)	2.00	1/1/2029
	6/11/2019	166,667	33,333(3)	1.39	6/11/2029
	3/17/2020	291,667	208,333(4)	1.42	3/17/2030
	8/10/2020	33,334	41,666(5)	1.97	8/10/2030
	1/26/2021	53,473	121,527(6)	2.57	1/26/2031
	5/26/2021	5,834	24,166(7)	1.62	5/26/2031
						3/17/2020	660,606(8)	2,140,363
						1/26/2021	75,000(9)	243,000
Augustine Lawlor	1/20/2017	330,303		9.90	1/20/2027
	4/18/2018	45,834	4,166(1)	7.66	4/18/2028
	1/1/2019	36,460	13,540(2)	2.00	1/1/2029
	6/11/2019	166,667	33,333(3)	1.39	6/11/2029
	4/9/2020	27,778	22,222(10)	1.69	4/9/2030
	8/10/2020	33,334	41,666(5)	1.97	8/10/2030
	1/26/2021	45,834	104,166(11)	2.57	1/26/2031
	5/26/2021	5,834	24,166(7)	1.62	5/26/2031
						1/26/2021	50,000(12)	162,000
Cynthia Sirard	12/6/2012	8,053		4.37	12/6/2022
	1/24/2013	61		3.97	1/24/2023
	9/9/2014	2,517		5.56	9/9/2024
	9/12/2014	2,814		5.36	9/12/2024
	1/20/2017	69,130		9.90	1/20/2027
	1/23/2017	17,000		9.90	1/23/2027
	11/29/2017	75,000		6.49	11/29/2027
	4/18/2018	18,334	1,666(13)	7.66	4/18/2028
	12/5/2018	15,000	5,000(14)	3.68	12/5/2028
	6/11/2019	75,000	15,000(15)	1.39	6/11/2029
	3/2/2020	87,500	62,500(16)	2.94	3/2/2030
	4/9/2020	27,778	22,222(10)	1.69	4/9/2030
	8/10/2020	33,334	41,666(5)	1.97	8/10/2030
	1/26/2021	45,834	104,166(11)	2.57	1/26/2031
	5/26/2021	5,834	24,166(7)	1.62	5/26/2031
						1/26/2021	50,000(12)	162,000

(1)
In April of 2018, we made an option grant to Douglas Onsi and Augustine Lawlor to purchase 50,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of four years, generally subject to the executive’s continued employment.

(2)
In January of 2019, we made an option grant to Douglas Onsi and Augustine Lawlor to purchase 50,000 shares of Leap’s common stock pursuant to our 2012 and 2016 Equity Incentive Plans. These options vest in equal monthly installments over a period of four years, generally subject to the executive’s continued employment.

(3)
In June of 2019, we made an option grant to Douglas Onsi and Augustine Lawlor to purchase 200,000 shares of Leap’s common stock pursuant to our 2012 and 2016 Equity Incentive Plans. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(4)
In March of 2020, we made an option grant to Douglas Onsi to purchase 500,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to Mr. Onsi’s continued employment.

(5)
In August of 2020, we made an option grant to Douglas Onsi, Augustine Lawlor and Cynthia Sirard to purchase 75,000 shares of Leap’s common stock pursuant to our 2012 and 2016 Equity Incentive Plans. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(6)
In January of 2021, we made an option grant to Douglas Onsi to purchase 175,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(7)
In May of 2021, we made an option grant to Douglas Onsi, Augustine Lawlor and Cynthia Sirard to purchase 30,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(8)
In March of 2020, we granted Douglas Onsi 660,606 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is earlier. The total value of these RSUs represent the value of Mr. Onsi’s RSUs based upon the closing price of $3.24 of our common stock on the Nasdaq Global Market on December 31, 2021.

(9)
In January of 2021, we granted Douglas Onsi 75,000 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is earlier. The total value of these RSUs represent the value of Mr. Onsi’s RSUs based upon the closing price of $3.24 of our common stock on the Nasdaq Global Market on December 31, 2021.

(10)
In April 2020, we made an option grant to Dr. Sirard and Mr. Lawlor to purchase 50,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(11)
In January of 2021, we made an option grant to Augustine Lawlor and Cynthia Sirard to purchase 150,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan.  These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(12)
In January of 2021, we granted Augustine Lawlor and Cynthia Sirard 50,000 RSUs pursuant to our 2016 Equity Incentive Plan, which cliff vest after three years from the grant date or upon a change of control of the Company, whichever is ealier. The total value of these RSUs represent the value of Mr. Lawlor and Dr. Sirard’s RSUs based upon the closing price of $3.24 of our common stock on the Nasdaq Global Market on December 31, 2021.

(13)
In April of 2018, we made an option grant to Cynthia Sirard to purchase 20,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of four years, generally subject to the executive’s continued employment.

(14)
In December of 2018, we made an option grant to Cynthia Sirard to purchase 20,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of four years, generally subject to the executive’s continued employment.

(15)
In June of 2019, we made an option grant to Cynthia Sirard to purchase 90,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of three years, generally subject to the executive’s continued employment.

(16)
In March of 2020, we made an option grant to Cynthia Sirard to purchase 150,000 shares of Leap’s common stock pursuant to our 2016 Equity Incentive Plan. These options vest in equal monthly installments over a period of four years, generally subject to the executive’s continued employment.

Retirement Benefits
We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The plan provides that each participant may contribute up to the statutory limit, which is $19,500 for calendar year 2021. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2021 may be up to an additional $6,500 above the statutory limit. In general, eligible compensation for purposes of the 401(k) plan includes an employee’s earnings reportable on IRS Form W-2 subject to certain adjustments and exclusions required under the Code. We also make matching employer contributions in cash to each employee’s 401(k) plan at a rate of 100% of the first 3% of earnings contributed by each such employee and 50% of the next 2% of earnings contributed. Employees participating in the 401(k) plan are fully vested in our matching contributions, and investments are directed by employees. The 401(k) plan currently does not offer the ability to invest in our securities.
EQUITY COMPENSATION PLAN INFORMATION
The following table contains information about our equity compensation plans as of December 31, 2021.
Name	Number of securities to be issued upon exercise of outstanding stock options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	8,525,618(2)	$4.48	409,986(3)
Equity compensation plans not approved by security holders	—	—	—
Total	8,525,618(2)	$4.48	409,986(3)

(1)
Includes information regarding our Amended and Restated 2012 Equity Incentive Plan, our 2016 Equity Incentive Plan and the assumed Macrocure, Ltd. (“Macrocure”) 2013 Plan and 2008 Plan.

(2)
Includes i) 183,241 shares of Leap common stock issued in connection with the exchange of Macrocure options and the assumption of the Macrocure 2013 Plan and 2008 Plan ii) 1,370,210 shares issued pursuant to the Amended and Restated 2012 Equity Incentive Plan and iii) 6,972,167 shares issued pursuant to the Leap 2016 Equity Incentive Plan.

(3)
All shares reserved for issuance are under the Leap 2016 Equity Incentive Plan.

DIRECTOR COMPENSATION
Under our director compensation program, we pay our non-employee directors retainers in cash. We do not pay any compensation to our employees in connection with their service on our Board and, consequently, Mr. Onsi and Dr. Mirabelli are not included in the table. The compensation that we pay to our executives is discussed in the “Executive Compensation” section of this proxy statement. Each non-employee director receives a cash retainer for service on the Board and for service on each committee on which the director is a member. The chairpersons of each committee receive higher retainers for such service. These fees are payable semi-annually in arrears. Each non-employee director shall be paid an annual fee of $40,000 and such additional fees as set out in the following table:
Non-Employee Director	Annual Fee ($)
Chairman of audit committee	20,000
Member of audit committee (other than chairman)	10,000
Chairman of compensation committee	14,000
Member of compensation committee (other than chairman)	6,500
Chairman of nominating and corporate governance committee	10,000
Member of nominating and corporate governance committee (other than chairman)	5,000
Lead Independent Director	10,000
We also continue to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.
In December 2021, the compensation committee approved an adjustment to certain of the annual retainers paid to our non-employee directors. Effective January 1, 2022, the annual retainer paid to the chairperson of the compensation committee was increased to $15,000, the annual retainer paid to members of the compensation committee other than the chairman was increased to $7,500, the annual retainer paid to members of the nominating and corporate governance committee other than the chairman was increased to $5,500 and the annual retainer paid to the lead independent director was increased to $28,750.
In addition, under our director compensation program, each non-employee director elected to our Board will receive an option to purchase 100,000 shares of our common stock, with each of these options vesting in equal quarterly installments over a three-year period measured from the date of grant, subject to the non-employee director’s continued service as a director, and becoming exercisable in full upon a change in control of our company.
Each year, under our director compensation program, each non-employee director will receive an annual stock option grant. In 2021, the annual grant to non-employee directors was an option to purchase 32,300 shares of our common stock and our Lead Independent Director received an option to purchase 37,300 shares of common stock. In 2022, the annual grant to non-employee directors will be an option to purchase 55,000 shares of our common stock and our Lead Independent Director will receive an option to purchase 60,000 shares of our common stock. These option grants will be at an exercise price equal to the fair market value of Leap’s common stock on the date of grant and will vest quarterly over a one-year period.
This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
The following table sets forth information regarding compensation earned by our non-employee directors during fiscal year 2021.
Name	Fees Earned ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
James Cavanaugh	60,000(2)	44,491	—	104,491
Thomas Dietz	76,500(3)	51,378	—	127,878
William Li	54,000(4)	44,491	—	98,491
Joseph Loscalzo	45,000(5)	44,491	—	89,491
Nissim Mashaich	50,000(6)	44,491	—	94,491
Monica Bertagnolli	27,125(7)	78,926	—	105,421

(1)
This column reflects the aggregate fair value of equity awards granted in 2021 as of the grant date for each such award, and is calculated in accordance with ASC 718, using the Black-Scholes option-pricing model. Assumptions used in the calculations for these amounts are set forth in Note 9 to our financial statements included in our Annual Report on Form 10-K filed with the SEC on March 11, 2022. In January 2021, we made an option grant to non-employee, non-lead independent directors to purchase 32,300 shares of common stock (the Lead independent director received 37,300 options) which vest quarterly over a one year period from the grant date. In September 2021, we made an option grant to Dr. Bertagnolli to purchase 65,000 shares of common stock which vests quarterly over a three year period from the grant date and an option grant to purchase 16,150 shares of common stock which vests over a 6 month period from the grant date.

(2)
Includes $40,000 for annual fee as non-employee director, $10,000 for annual fee as chairman of the nominating and corporate governance committee and $10,000 for fee as a member of the audit committee.

(3)
Includes $40,000 for annual fee as non-employee director, $20,000 for annual fee as audit committee chairman, $6,500 for annual fee as a member of the Compensation Committee, and $10,000 for annual fee as Lead Independent Director.

(4)
Includes $40,000 for annual fee as a non employee director and $14,000 for fee as chairman of the compensation committee.

(5)
Includes $40,000 for annual fee as non-employee director and $5,000 for annual fee as a member of the nominating and governance committee

(6)
Includes $40,000 for annual fee as a non-employee director and $10,000 for annual fee as a member of the audit committee.

(7)
Dr. Bertagnolli began receiving cash compensation effective June 1, 2021. Fees earned in 2021 includes $23,333 for fee as a non employee director and $3,792 for fee as a member of the compensation committee.

The following table sets forth, as of December 31, 2021, the aggregate number of exercisable and unexercisable option awards outstanding held by our non-employee directors at that time.
	Option Awards
Name	Exercisable	Unexercisable	Total
James Cavanaugh	118,975	8,075	127,050
Thomas Dietz	139,600	9,325	148,925
William Li	107,975	8,075	116,050
Joseph Loscalzo	118,975	8,075	127,050
Nissim Mashiach	291,216	8,075	299,291
Monica Bertagnolli	21,567	59,583	81,150

AUDIT COMMITTEE REPORT
The report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities
Exchange Act of 1934, both as amended.
The audit committee has reviewed the Leap audited consolidated financial statements for the year ended December 31, 2021 and has discussed these statements with management and EisnerAmper LLP, or EisnerAmper, the Company’s independent registered public accounting firm. Leap management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Leap Therapeutics, Inc. in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with us. The audit committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.
The audit committee also received from, and discussed with, EisnerAmper the written disclosures and other communications that the Company’s independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T.
EisnerAmper also provided the audit committee with the written disclosures and the letter required by Rule 3526 of the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence. The audit committee has reviewed this disclosure and has discussed with EisnerAmper their independence from Leap.
Based on its discussions with management and our independent registered public accounting firm as outlined above, and its review of the representations and information provided by management and our independent registered public accounting firm, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Leap Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.
Respectfully submitted by the audit committee,
/s/ Thomas Dietz, Chair
/s/ James Cavanaugh
/s/ Nissim Mashiach

PROPOSAL NO. 2
APPROVAL OF THE LEAP THERAPEUTICS, INC. 2022 EQUITY INCENTIVE PLAN
OVERVIEW
We are seeking stockholder approval of the Leap Therapeutics, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to provide (i) for a total of 7,500,000 new shares our common stock that may be covered by grants and (ii) that any shares of common stock that remain available for future grants under our 2012 Equity Incentive Plan (the “2012 Plan”) at the time of the termination of the 2012 Plan or that subsequently would have been available for grant due to the expiration of any grant made under the 2012 Plan that is not exercised following the termination of the 2012 Plan, up to a maximum total of 1,381,220 shares, to be available for grants under the 2022 Plan. As of April 21, 2022, a total of 11,010 shares of common stock remained available for future grants under the 2012 Plan and 1,370,210 shares are reserved for issuance under the 2012 Plan pursuant to already granted options. If this proposal is approved by our stockholders at the Annual Meeting, the maximum aggregate number of shares of our common stock that may be issued pursuant to awards granted under the 2022 Plan will be 8,881,220 shares, assuming that no new grants are made under the 2012 Plan and that all of the outstanding grants under the 2012 Plan expire unexercised.
The full text of the 2022 Plan is attached to this proxy statement as Appendix A. Because our executive officers and Directors are eligible to receive awards under the 2022 Plan, they may be deemed to have a personal interest in the adoption of this proposal.
PURPOSES OF THE PROPOSAL
There are currently 13,403,858 shares that are potentially issuable under our 2012 Plan and our 2016 Equity Incentive Plan (the “2016 Plan”), which represents 11.8% of our outstanding common stock and pre-funded warrants to purchase common stock and 8.3% of our fully-diluted capitalization. Our compensation consultant performed a peer-group analysis of 11 publicly traded oncology companies and determined that their stock compensation plans have a range of 14.1%, 17.1%, and 18.1% of the companies’ fully-diluted capitalization at the 25th percentile, 50th percentile, and 75th percentile, respectively. The total number of shares issuable under our stock compensation plans currently rank below the 25th percentile.
The 2012 Plan will reach its 10 year expiration date on September 6, 2022. While the grants that are outstanding under the 2012 Plan will remain outstanding following termination until 10 years from the date of grant, the Board noted that of the 1,371,210 grants that are outstanding, 1,272,178 are stock options with an exercise price of $9.90 per share.
The Board has determined that it is very important that we continue to maintain an equity incentive plan that provides us with sufficient flexibility to create meaningful incentives for our senior executives and other employees. Accordingly, with the upcoming expiration of the 2012 Plan at the end of its 10 year term, the Board believes that the adoption of a new equity incentive plan is of critical importance to the Company and the creation of stockholder value.
The Board believes that the 2022 Plan:
•
aligns the long-term interests of key employees and stockholders by creating a direct link between key employee compensation and stockholder return;

•
enables key employees to develop and maintain a substantial stock ownership in the Company; and

•
provides incentives for key employees to contribute to our success.

Based on an analysis of leading proxy advisory firms’ policies on equity-based compensation plans, the compensation plans of peer companies, and the importance of long-term incentives in supporting the key objectives of our equity compensation program, management recommended, and the Board approved, the proposed 7,500,000 shares to be authorized for issuance under the 2022 Plan and the inclusion of any shares that are not utilized under the expiring 2012 Plan. If this proposal is approved by our stockholders at the Annual Meeting, subject to adjustments set forth in the 2022 Plan and summarized below under

“Adjustments,” the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2022 Plan on or after the effective date is 8,881,220, which is calculated as follows:
•
7,500,000 shares of common stock, plus

•
11,010 shares of common stock, which is the number of shares of common stock that remained available for awards under the 2012 Plan as of April 21, 2022; plus

•
1,370,210 shares of common stock, which is the number of shares of common stock that are reserved for issuance for awards outstanding under the 2012 Plan as of April 21, 2022.

The number of shares under the second bullet above will be reduced by the number of shares subject to awards that are granted under the 2012 Plan after April 21, 2022 and before the termination of the 2012 Plan, if any. In addition, the number of shares under the third bullet above will be reduced by the number of shares of common stock which are issued pursuant to the exercise of outstanding awards under the 2012 Plan as of April 21, 2022, if any.
When determining the number of shares to be authorized for issuance under the 2022 Plan, the Board and the compensation committee carefully considered the impact of the private placement of securities completed in January 2020 and the public offerings of common stock and pre-funded warrants to purchase common stock completed in June 2020 and September 2021 on the percentage of our fully-diluted capitalization, the potential dilution to our current stockholders, and the projected future share usage required in order to recruit and retain employees in a competitive biotechnology industry market.
Immediately following our Annual Meeting, the 7,500,000 new shares available for awards that could be issued under the 2022 Plan would represent approximately 5.0% of our fully-diluted capitalization as of April 21, 2022. When combined with the 2016 Plan, the maximum total number of shares available for awards for employees, directors, and consultants would represent 18.5% of the outstanding common stock and pre-funded warrants to purchase common stock and 12.9% of the fully-diluted capitalization. When compared to our peer group, our equity incentive plans would be at the approximately 75th percentile based on outstanding shares and below the 25th percentile based on fully-diluted capitalization.
The Board adopted the 2022 Plan, subject to stockholder approval on April 25, 2022. The 2022 Plan is being submitted to stockholders for approval. Our Board recommends a vote for approval of the 2022 Plan because it will allow us to continue to use equity-based incentives and promote the goals of our compensation strategy. Absent such approval by our stockholders, the 2022 Plan will not become effective. The Board believes it is in the best interests of the Company and its stockholders to approve the 2022 Plan.
We expect that the shares available for future awards under our existing 2016 Plan and the 2022 Plan, if this proposal is approved by our shareholders, will be sufficient for awards for the next three years. Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity at the executive level; whether future awards are in the form of stock options and restricted stock awards or in the form of full value awards; the rate at which shares are added to or returned to the 2022 Plan reserve upon the expiration, forfeiture or cash settlement of award under the 2012 Plan or 2022 Plan; the future performance of our stock price; consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

ADDITIONAL INFORMATION ON OUTSTANDING AWARDS AND GRANTS
The following provides additional information on the total awards outstanding under the Company’s equity incentive plans.
Overhang
The following table provides certain additional information regarding total awards outstanding at December 31, 2021 and April 21, 2022:
	As of December 31, 2021	As of April 21, 2022
Total number of shares of common stock subject to outstanding stock options	8,525,618	9,072,516
Weighted-average exercise price of outstanding stock options	$4.48	$4.32
Weighted-average remaining term of outstanding stock options	7.58	7.37
Total number of shares of common stock subject to outstanding restricted stock units	935,606	3,510,606
Total number of shares of common stock available for grant under the 2016 Plan	398,886	809,726
Summary of the 2022 Plan
The key features of the 2022 Plan are summarized below. A copy of the 2022 Plan is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. We encourage you to read the 2022 Plan in its entirety. To the extent the description below differs from the 2022 Plan’s text in Appendix A, the text of the 2022 Plan governs. By voting in favor of this proposal, you will be voting to approve the adoption of the 2022 Plan.
Purpose and Types of Awards
The purpose of our 2022 Plan is to provide incentives that will attract, retain and motivate officers, employees, directors, consultants and advisors to promote the success of the Company’s business by aligning the economic interests of participants with those of our stockholders. Our 2022 Plan provides for the issuance of options, stock appreciation rights, restricted stock, restricted stock units, performance units and stock grants.
Administration
The 2022 Plan is administered by our compensation committee, and our compensation committee determines the terms and conditions applicable to awards under the 2022 Plan. Our compensation committee also determines who will receive awards under the 2022 Plan and the form of award to be granted. The compensation committee has complete authority to interpret the 2022 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2022 Plan. The compensation committee’s determinations made in good faith on matters referred to in the 2022 Plan are final, binding and conclusive on all participants, beneficiaries, heirs, assigns or other persons having or claiming any interest under the 2022 Plan or an award made pursuant to the 2022 Plan.
Our Board may delegate authority under the 2022 Plan to one or more committees of the Board (other than the compensation committee) or to two or more members of the Board, as it deems appropriate. Subject to compliance with applicable securities laws and the applicable stock exchange rules, our Board, in its discretion, may perform any action of our compensation committee under the 2022 Plan. Subject to compliance with applicable law and applicable stock exchange requirements, the compensation committee (or our Board of Directors or other committee of the Board, as applicable) may delegate all or part of its authority to an executive officer or officers, as it deems appropriate, with respect to awards to employees or consultants or advisors who are not executive officers or directors under Section 16 of the Exchange Act. Our compensation committee, our Board of Directors, any other committee or executive officer, as applicable, that has authority with respect to a specific award will be referred to as “the committee” in this description of the 2022 Plan.
Shares Subject to the 2022 Plan
Subject to adjustment described below, our 2022 Plan provides that the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2022 Plan is 8,881,220, which is calculated as follows: (i) 7,500,000 shares of common stock, plus (ii) 11,010 shares of common stock, which is the number of shares of common stock that remained available for awards under the 2012 Plan as of April 26, 2022, plus (iii) 1,370,210 shares of common stock, which is the number of shares of common stock that are reserved for issuance for awards outstanding under the 2016 Plan as of April 21, 2022. The number of shares in (ii) above will be reduced by the number of shares subject to awards that are granted under the 2012 Plan after April 21, 2022 and before the termination of the 2012 Plan, if any. The number of shares in (iii) above will be reduced by the number of shares of common stock issued pursuant to awards that are outstanding under the 2012 Plan on April 21, 2022 and expire unexercised, if any
If any options or stock appreciation rights terminate, expire, or are canceled, without having been exercised, or if any other awards are forfeited, the shares of our common stock not purchased by or issued to the holder or which are forfeited, will again be available for awards under the 2022 Plan. In addition, if any shares of our common stock are withheld or previously owned shares are delivered, in each case in payment of the exercise price of an option, the number of shares available for issuance under our 2022 Plan will be reduced only by the net number of shares actually issued upon exercise of the option. If any stock appreciation rights are exercised, the number of shares available under the 2022 Plan will be reduced only by the net number of shares actually issued on exercise. Shares of our common stock delivered to or withheld by the Company in satisfaction of withholding tax obligations incurred in connection with any award will again be available for awards under the 2022 Plan. If any awards are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such awards will also be available for future awards. Shares of common stock issued pursuant to the 2022 Plan may be either authorized but unissued shares or shares held by the Company in treasury.
Per Person Limitations
Subject to adjustment as described in the 2022 Plan, the maximum number of shares of common stock that may be subject to options or stock appreciation rights or any combination thereof granted to any one participant during any single calendar year is 1,875,000. The foregoing limitation will be doubled with respect to awards granted to an individual during the first calendar year in which he or she commences employment.
The maximum grant date value of shares of common stock subject to awards made to any non-employee member of the Board during any calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, will not exceed $2,000,000 in total value, with the value of such awards calculated based on the grant date fair value of such awards for financial accounting purposes.
Adjustments
If, at any time after the effective date of the 2022 Plan, the outstanding shares of common stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of common stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of common stock, an appropriate and equitable adjustment will be made in (i) the maximum numbers and kinds of shares available under the 2022 Plan and the individual share limits with respect to options and stock appreciation rights granted to any individual in any calendar year, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options and stock appreciation rights (without change in the aggregate purchase price as to which such options or stock appreciation rights remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a vesting restrictions in the form of a Company repurchase right.
In the event of any corporate action not specifically covered in the paragraph above, including but not limited to extraordinary cash dividends, a corporate separation or other reorganization or liquidation, the committee may make such adjustments to outstanding awards and their terms as the committee deems equitable and appropriate in the circumstances. The committee may make adjustments to the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2022 Plan.
Eligibility
The committee may grant awards under the 2022 Plan to any officer or employee of, or consultant or advisor to, one or more of the Company and its affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any affiliate of the Company. Incentive stock options may be granted only to our employees and employees of our parent or subsidiary corporations, as defined in Section 424 of the Code. As of April 21, 2022 approximately 36 employees, 6 non-employee directors, and 7 consultants and Scientific Advisory Board members were eligible to participate in the 2022 Plan.
Vesting
The committee determines the vesting and exercisability terms of awards granted under our 2022 Plan. The committee may accelerate the vesting and exercisability of any award at any time, subject to compliance with Section 422 of the Code.
Options
Under our 2022 Plan, the committee determines the exercise price of the options granted and may grant options to purchase shares of common stock in such amounts and with such terms and conditions as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. The exercise price of an option granted under our 2022 Plan cannot be less than the fair market value of a share of our common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the 2022 Plan pursuant to incentive stock options under Section 422 of the Code may not exceed 8,881,220 shares of common stock.
The exercise price for any option is generally payable in cash or by check. In certain circumstances as permitted by the committee, the exercise price may be paid by (i) the delivery of shares of our common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price; (ii) by payment through a broker in accordance with procedures established by the Federal Reserve Board; or (iii) by withholding shares of common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price. The term of an incentive stock option cannot exceed ten years from the date of grant. Except as provided in the award agreement, an option, to the extent then exercisable, may only be exercised while a participant is employed by, or providing service to, us or within three months after termination of employment or service.
Stock Appreciation Rights
Under our 2022 Plan, the committee may grant stock appreciation rights, which may be granted separately or in tandem with any option. Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. Stock appreciation rights granted with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The committee will establish the base amount of the stock appreciation right, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant or in the case of a stock appreciation right granted in tandem with an option, the exercise price of the option. Upon exercising an option with a tandem stock appreciation right, the related stock appreciation right will terminate, and upon the exercise of a stock appreciation right, the related option will terminate, in each case to the extent of an equal number of shares of our common stock. When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the stock appreciation right. The appreciation of a stock appreciation right will be paid in shares of our common stock, cash or both. Except as provided in the award agreement, stock appreciation rights, to the extent then exercisable, may only be exercised while a participant is employed by, or providing service to, us or within three months after termination of employment or service.
Stock Grants
Under our 2022 Plan, the committee may grant stock grants solely in recognition of significant prior or expected contributions to the success of the Company and its affiliates, as an inducement of employment, in lieu of compensation otherwise already due or in such other limited circumstances as the committee may determine. A stock grant may be made without any forfeiture conditions.
Restricted Stock
Shares of restricted stock may be issued under the 2022 Plan for consideration (if any) in cash, other property or services, or any combination thereof, as determined by the committee. The committee determines the vesting terms, if any, and all other terms and conditions of each restricted stock award. Unless otherwise provided in the 2022 Plan or the applicable award agreement, during the period in which the restricted stock is subject to restrictions, the participant will have all of the rights of a stockholder, including the right to vote the shares subject to the award and the right to receive dividends on the stock subject to the award (but any dividends or other distributions payable in shares of stock or other securities of the Company will constitute additional restricted stock, subject to the same risk of forfeiture as the shares of restricted stock in respect of which such shares of stock or other securities are paid). The committee may permit or require that cash dividends be deferred. Unless the committee determines otherwise, any unvested restricted stock award will be forfeited if the participant’s employment or service is terminated for any reason.
Restricted Stock Units
Under our 2022 Plan, the committee may grant restricted stock units. Each restricted stock unit entitles the participant to a share of stock, cash or combination of the two, as determined by the committee, at the end of the applicable vesting period. Restricted stock units may vest based on performance of services or specified performance goals, as the committee may determine, which vesting conditions may be waived by the committee as it deems appropriate. Restricted stock units will be paid upon vesting. The committee may determine that participants will be entitled to receive payments equivalent to any dividends declared on the shares of stock subject to the restricted stock units, but such dividend equivalents will only vest and be paid to the extent that the restricted stock units vest and are paid. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Performance Units
The committee may grant performance units which will entitle the recipient to the value of a specified number of shares of stock, over the initial value for such number of shares, if any, established by the committee at the time of grant, at the close of a specified performance period to the extent specified business objectives, including but not limited to performance goals, have been achieved. The committee will set performance goals or other business objectives in its discretion which will determine the number and value of performance units that will be paid out to the participant, subject to the extent to which the performance goals or other business objectives are achieved during the applicable performance period.
Payment of any earned performance units will be made in a single lump sum following the close of the applicable performance period, in cash or shares of common stock, as determined by the committee. The committee may permit participants to receive dividends declared with respect to stock which has been earned based on performance, but not yet paid to the participant. The committee may permit or require a participant to defer receipt of the payment of earned performance units, subject to such rules and procedures as the committee may establish.
For purposes of the 2022 Plan, performance goals for the applicable performance period will be established by the committee based on one or more of the following performance criteria: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) adjusted net income, (v) operating earnings or profit, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow, (vii) return on assets, (viii) return on capital, (ix) return on stockholders’ equity, (x) total stockholder return, (xi) return on sales, (xii) gross or net profit or operating margin, (xiii) costs, (xiv) expenses, (xv) working capital, (xvi) earnings per share, (xvii) adjusted earnings per share, (xviii) price per share, (xix) regulatory body approval for commercialization of a product, (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share, (xxii) economic value, (xxiii) revenue, (xxiv) revenue growth and (xxv) operational and organizational metrics. The performance goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the committee. The committee will determine whether or to what extent there will not be taken into account any of the following events that occurs during a performance period: (a) asset writedowns, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs and (e) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.
Transaction; Change of Control
In the event of a Transaction (defined below), the committee has the discretion to take any of the following actions with respect to all or any (or any portion of) outstanding awards, subject to the limitations set forth in the 2022 Plan.
•
provide that any awards will be assumed, or substantially equivalent rights will be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof);

•
upon written notice to the holders, provide that all or any of the holders’ unexercised outstanding options and stock appreciation rights will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice;

•
provide that all or any awards that are subject to vesting will terminate or be forfeited or cancelled immediately prior to the consummation of such Transaction;

•
provide that all or any outstanding options and stock appreciation rights will accelerate so as to become exercisable prior to or upon such Transaction with respect to some or all of the shares of common stock for which any such options and stock appreciation rights would not then otherwise be exercisable by their terms;

•
provide that all or any outstanding awards that are subject to vesting will accelerate prior to or upon such Transaction with respect to part or all of any such awards;

•
provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of common stock subject to an option or stock appreciation right (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of common stock subject to the option or stock appreciation right, in exchange for the termination of such option or stock appreciation right; provided, that if the acquisition price does not exceed the exercise price of any such option or stock appreciation right, the committee may cancel that option or stock appreciation right without the payment of any consideration therefore prior to or upon the Transaction;
•
provide for cash payments, net of applicable tax withholdings, to be made to holder or holders of all or any awards (other than options) equal to the acquisition price times the number of shares of common stock subject to any such awards, in exchange for the termination of any such awards; provided, that the committee may terminate, cancel or cause the forfeiture of any such award that is not vested at the time of the consummation of such Transaction without the payment of any consideration therefor prior to or upon the Transaction;

•
provide that, in connection with a liquidation or dissolution of the Company, all or any awards (other than restricted stock or stock grants) will convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings; or

•
any combination of the foregoing.

If we experience a Change of Control (defined below), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards in accordance with their respective terms, then, notwithstanding anything express or implied to the contrary above and subject to applicable law and the terms of the applicable award agreement:
•
any and all options and stock appreciation rights not already exercisable in full will fully accelerate and become fully exercisable;

•
the vesting of any restricted stock or restricted stock units to the extent they vest based on the participant’s continued employment or service, will fully accelerate and become fully vested; and

•
all outstanding awards of restricted stock or restricted stock units conditioned on the achievement of performance goals or other business objectives and the payouts attainable under outstanding performance units will be deemed to have been satisfied as of the effective date of the Change of Control, except if and to the extent otherwise determined by the committee in its sole discretion at any time prior to, or upon, such Change of Control.

All such performance units and restricted stock units will be paid to the extent earned to participants in accordance with their terms within 30 days following the effective date of the Change of Control.
Under the 2022 Plan, a “Transaction” is generally (i) any merger or consolidation of the Company with or into another entity as a result of which the common stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) any sale or exchange of all or substantially all of the outstanding common stock of the Company for cash, securities or other property, (iii) a sale or other disposition of all or substantially of our assets, or (iv) the dissolution or liquidation of the Company.
Under the 2022 Plan a “Change of Control” will have the meaning assigned to such term in the award agreement for the particular award or in any other agreement incorporated by reference into the award agreement for purposes of defining such term. In the absence of any other Change of Control definition in the award agreement (or in any other agreement incorporated by reference into the award agreement), Change of Control means the occurrence of any of the following:
•
a Transaction, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that Transaction; or

•
any person or group of persons that, directly or indirectly, acquires, including but not limited to by means of a merger or consolidation, beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its affiliates, (ii) an employee benefit plan of the Company or any of its affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or
•
over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.

Withholding
The Company has the right to require participants to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law prior to the issuance of such shares of common stock in connection with any award granted under the 2022 Plan. The obligations of the Company under the 2022 Plan are conditional on satisfaction of all such withholding obligations and the Company, to the extent permitted by law, has the right to deduct any such taxes from any payment of any kind otherwise due to a participant or to utilize any other withholding method prescribed by the committee from time to time. Participants may elect, subject to the approval of the committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of common stock to satisfy their tax obligations. If shares of common stock are withheld to satisfy an applicable withholding requirement, the shares of common stock withheld will have a market value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction unless the committee determines otherwise.
Transferability
Except as described below, awards are not transferable and no award or interest therein may be sold, transferred, pledged, assigned, other than by will or laws of descent and distribution. Except as permitted by the committee with respect to non-qualified stock options or restricted stock and subject to compliance with applicable securities laws, only a participant or the participant’s legal representative may exercise rights under an award during the participant’s lifetime.
Amendment; Termination
Our Board of Directors may amend, suspend or terminate our 2022 Plan at any time, subject to certain limitations set forth in the 2022 Plan. Unless the Board determines otherwise, no amendment of the 2022 Plan shall affect the terms of any award outstanding on the date of such amendment. Unless terminated sooner by our Board of Directors or extended with stockholder approval, our 2022 Plan will terminate immediately prior to the tenth anniversary of stockholder approval of the 2022 Plan.
Subject to the limitations set forth in the 2022 Plan, the committee may (i) amend the terms of any award; (ii) grant awards in substitution of awards granted by another issuer in return for the grant of new awards for the same or a different number of shares of common stock and on the same or different terms and conditions; and (iii) offer to buy out for a payment in cash or cash equivalents an award previously granted or authorize the recipient of an award to elect to cash out an award previously granted, based upon such terms and conditions as the committee determines.
Without the approval of the Company’s stockholders, no amendment or modification of the 2022 Plan by the Board may (i) increase the number of shares of common stock which may be issued under the 2022 Plan, (ii) change the description of the persons eligible for awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.
No action by the Board or the committee pursuant to the 2022 Plan may impair the rights of the recipient of any award outstanding on the date of such amendment or modification of such Award, as the case may be, without the participant’s consent; except as otherwise permitted by the 2022 Plan or if the Board or committee, as the case may be, determines in its sole discretion that (i) such amendment or alteration either is required or advisable in order to comply with law or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the award, or that any such diminution has been adequately compensated.
Option and Stock Appreciation Right Repricing
The committee has the discretionary authority, without stockholder approval, to (i) implement cancellation/regrant programs pursuant to which outstanding options and stock appreciation rights are cancelled for new options or stock appreciation rights with a lower exercise price or base price, as applicable, (ii) cancel outstanding options or stock appreciation rights under the 2022 Plan with an exercise price or base price per share in excess of the then-current market value per share for consideration payable in cash or other equity securities of the Company or (iii) reduce the exercise price or base price in effect for outstanding options or stock appreciation rights under the 2022 Plan.
Establishment of Sub-Plans
The committee may modify the terms of any award granted under the 2022 Plan to a participant who is a resident or primarily employed outside of the United States as the committee deems appropriate to conform to the laws and regulations of the country in which the participant is a resident or primarily employed. The committee may establish supplements or sub-plans to, or amendments, restatements, or alterative versions of, the 2022 Plan for the purposes of granting and administering any such awards.
Clawback
Subject to applicable law, the committee may provide in any award agreement that if a participant breaches any restrictive covenant agreement between the participant and the Company or one of our affiliates, or otherwise engages in activities that constitute cause either while employed by, or providing services to, the Company or any of our affiliates us or within a specified period of time thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or stock appreciation right and the vesting of any other grant and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:
•
the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other awards; or

•
if the participant no longer owns the shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

U.S. Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax considerations of awards under the 2022 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.
Stock Options.   A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.
Stock Appreciation Rights.   No ordinary income will be realized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.
Restricted Stock, Stock Grants, Performance Units and Restricted Stock Unit Awards.   The participant will not realize ordinary income on the grant of a restricted stock award, but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested. The participant will realize ordinary income on the grant of a fully vested stock grant equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares.
The participant will not realize ordinary income on the grant of a restricted stock unit award or a performance unit award, but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.
Upon disposition of shares of common stock acquired under a restricted stock award, stock award, restricted stock unit award or performance unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.
New Plan Benefits
The Board has not granted any awards under the 2022 Plan subject to shareholder approval of the 2022 Plan. The Committee has full discretion to determine the amount of the awards to be made to participants under the 2022 Plan, subject to the limits described above. Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2022 Plan. The last reported sale price of a share of common stock on April 21, 2022 was $1.47 per share.
VOTE REQUIRED
The affirmative vote of a majority of shares of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to approve the adoption of the 2022 Plan.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE APPROVAL OF THE ADOPTION OF THE 2022 PLAN.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The audit committee has appointed the firm of EisnerAmper LLP, or EisnerAmper, an independent registered public accounting firm, to audit our books, records and accounts for the year ending December 31, 2021. This appointment is being presented to the stockholders for ratification at the Annual Meeting.
EisnerAmper LLP has audited our financial statements since the fiscal year ended December 31, 2015. EisnerAmper has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of EisnerAmper are expected to be present at the Annual Meeting and will be given the opportunity to make a statement on the firm’s behalf if they so desire. These representatives also will be available to respond to appropriate questions.
Proxies solicited by management will be voted for ratification unless stockholders specify otherwise. Ratification by our stockholders is not required. Although we are not required to submit the appointment of EisnerAmper to a vote of the stockholders, our Board believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment of EisnerAmper as our independent registered public accounting firm. As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, if the stockholders do not ratify the appointment, the audit committee will investigate the reasons and consider whether to retain EisnerAmper or appoint another independent registered public accounting firm. Even if the appointment is ratified, our Board and the audit committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time if they determine that such a change would be in the best interests of our company and our stockholders.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis) generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee determined that the provision of the non-audit services by EisnerAmper described above is compatible with maintaining EisnerAmper’s independence.
Principal Accounting Fees and Services
The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by EisnerAmper LLP during the years ended December 31, 2021 and 2020:
Nature of Service	2021 Fees	2020 Fees
Audit Fees(1)	$187,252	$196,404
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total:	$187,252	$196,404

(1)
Audit Fees consist of fees for professional services in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements.

(2)
Audit-Related Fees consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)
All Other Fees consist of professional services performed related to Form 8-K filings.

VOTE REQUIRED
The affirmative vote of a majority of shares of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to ratify the selection of our independent registered public accounting firm.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of April 21, 2022 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of our common stock, each person currently serving as a director, each named executive officer, and all directors and executive officers as a group.
We have determined beneficial ownership in accordance with the SEC’s rules. Shares of our common stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after April 21, 2022, are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to any applicable community property laws.
Each applicable percentage of shares beneficially owned is computed on the basis of 88,318,454 shares of our common stock outstanding as of April 21, 2022. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership (%)
5% or Greater Stockholders(1):
BeiGene, Ltd.(2)	12,153,074	13.1%
HealthCare Ventures, and affiliates(3)	6,763,210	7.7%
Perceptive Life Sciences Master Fund, Ltd., and affiliates(4)	8,476,496	9.6%
Directors and Named Executive Officers
Christopher K. Mirabelli(5)	4,960,202	5.6%
Chairman of the Board of Directors
Douglas E. Onsi(6)	5,296,312	5.9%
Chief Executive Officer, President and Director
Augustine Lawlor(7)	7,578,608	8.5%
Chief Operating Officer
Cynthia Sirard	573,188	*
Chief Medical Officer(8)
James Cavanaugh(9)	144,091	*
Director
Thomas Dietz(10)	163,925	*
Director
William Li(11)	129,800	*
Director
Joseph Loscalzo(12)	140,800	*
Director
Nissim Mashiach(13)	313,041	*
Director
Monica Bertagnolli(14)	46,150	*
Director
All Directors and Executive Officers as a Group (twelve persons)(15)(16)	11,641,298	12.5%

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
This table does not include holders of warrants to purchase 35,781,098 shares of our common stock that are subject to beneficial ownership limitations who would otherwise be reflected as the beneficial owners of 5% or greater of our common stock. Such warrants may not be exercised to the extent that such exercise would cause (i) the aggregate number of shares of common stock beneficially owned by such holders and their affiliates and any other person whose beneficial ownership of common stock would be aggregated with such holders for purposes of Section 13(d) of the Exchange Act to exceed 4.99% of the total number of issued and outstanding shares of common stock of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by such holders and their affiliates and any other persons whose beneficial ownership of common stock would be aggregated with such holders for purposes of Section 13(d) of the Exchange Act to exceed 4.99% of the combined voting power of all of the securities of the Company then outstanding following such exercise.

(2)
Based solely on a Schedule 13D/A filed on September 29, 2021, which includes 4,804,637 shares of common stock that may be acquired upon the exercise of warrants. The address of BeiGene, Ltd. is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.

(3)
Includes (i) 2,618,406 shares of common stock held by HCV VIII Liquidating Trust (“HCV VIII Trust”), and (ii) 4,144,804 shares of common stock held by HealthCare Ventures IX, L.P.

Augustine Lawlor is the Manager of HCV VIII Trust, and maintains shared voting and dispositive power over the shares held by HCV VIII Trust. Mr. Lawlor disclaims beneficial ownership of the shares held by HCV VIII Trust except to the extent of his proportionate pecuniary interest therein.
Christopher K. Mirabelli, Mr. Lawlor and Douglas E. Onsi (collectively, the “HCPIX Directors”) are the Managing Directors of HealthCare Partners IX, LLC (“HCPIX LLC”) which is the General Partner of HealthCare Partners IX, L.P. (“HCPIX”), which is the General Partner of HealthCare Ventures IX, L.P. Each of the HCPIX Directors, HCPIX LLC and HCPIX beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and each disclaims beneficial ownership of these shares except to the extent of his or its proportionate pecuniary interest therein.
(4)
Based solely on a Schedule 13G/A filed on February 16, 2021 by Perceptive Advisors LLC (“Perceptive Advisors”), Perceptive Advisors serves as the investment manager to Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”) and may be deemed to beneficially own the securities directly held by the Master Fund. Mr. Joseph Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund. The address for each of Perceptive Advisors, the Master Fund and Mr. Edelman is 51 Astor Place, 10th Floor, New York, New York 10003.

(5)
Includes (i) 860 shares of common stock, (ii) 4,144,804 shares of common stock held by HealthCare Ventures IX, L.P., (ii) 781,625 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date and (iii) 32,913 shares of common stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Dr. Mirabelli is a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Dr. Mirabelli beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Dr. Mirabelli is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of the 32,913 shares of common stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Therefore, Dr. Mirabelli may be deemed to beneficially own all of such 32,913 shares of common stock beneficially owned by Nine Capital Partners, LLC. Dr. Mirabelli disclaims beneficial ownership of such warrants in excess of his pecuniary interest therein.

(6)
Includes (i) 860 shares of common stock, (ii) 4,144,804 shares of common stock held by HealthCare Ventures IX, L.P., (iii) 1,117,735 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date, and (iv) 32,913 shares of common stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Mr. Onsi is a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Mr. Onsi beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Mr. Onsi is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of the 32,913 shares of common stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Therefore, Mr. Onsi may be deemed to beneficially own all of such 32,913 shares of common stock beneficially owned by Nine Capital Partners, LLC. Mr. Onsi disclaims beneficial ownership of such warrants in excess of such his pecuniary interest therein.
(7)
Includes (i) 860 shares of common stock, (ii) 2,618,406 shares of common stock held by HCV VIII Trust, (iii) 4,144,804 shares of common stock held by HealthCare Ventures IX, L.P., (iv) 781,625 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date and (v) 32,913 shares of common stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Mr. Lawlor is the Manager of HCV VIII Trust, and maintains shared voting and dispositive power over the shares held by HCV VIII Trust. Mr. Lawlor disclaims beneficial ownership of the shares held by HCV VIII Trust except to the extent of his proportionate pecuniary interest therein. Mr. Lawlor is also a Managing Director of HCPIX LLC which is the General Partner of HCPIX, which is the General Partner of HealthCare Ventures IX, L.P. Mr. Lawlor beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Mr. Lawlor is a managing member of Nine Capital Partners, LLC and, as such, shares with Nine Capital Partners, LLC the power to vote and dispose of the 32,913 shares of common stock that Nine Capital Partners, LLC may acquire within 60 days from the date of this filing upon the exercise of warrants. Therefore, Mr. Lawlor may be deemed to beneficially own all of such 32,913 shares of common stock beneficially owned by Nine Capital Partners, LLC. Mr. Lawlor disclaims beneficial ownership of such warrants in excess of such his pecuniary interest therein.

(8)
Includes 573,188 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date.

(9)
Includes (i) 144,091 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date, and (ii) 3,291 shares of common stock that may be acquired upon the exercise of warrants.

(10)
Includes 163,925 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date.

(11)
Includes 129,800 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date.

(12)
Includes 140,800 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date.

(13)
Includes 313,041 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date.

(14)
Includes 46,150 shares of common stock subject to stock options that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date.

(15)
For purposes of clarification, (i) each of the 2,618,406 shares of common stock owned by HCV VIII Trust (and indirectly beneficially owned by Augustine Lawlor) have only been counted one time in calculating the number of shares of common stock beneficially owned by all executive officers and directors, (ii) each of the 4,144,804 shares of common stock held by HealthCare Ventures IX, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of common stock beneficially owned by all executive officers and directors, and (iii) each of the 32,913 shares of common stock that may be acquired upon the exercise of warrants held by Nine Capital Partners, LLC (and indirectly owned by each of Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of common stock beneficially owned by all executive officers and directors.
(16)
Includes (i) 4,839,934 shares of common stock subject to stock options held by our directors and named executive officers that were exercisable as of April 21, 2022, or that will become exercisable within 60 days after that date and (ii) 36,204 shares of common stock that may be acquired upon the exercise of warrants held by our directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of transactions since January 1, 2021, in which we were a party and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.
September 2021 Public Offering
On September 24, 2021, the Company completed a public offering, whereby the Company issued 27,568,072 shares of its common stock at $2.00 per share and, in lieu of common stock, issued certain investors 8,771,928 shares of its September 2021 Pre-funded Warrants (the “September 2021 Public Offering”). Perceptive Life Sciences Master Fund, Ltd. and its affiliates (“Perceptive”) and BeiGene, Ltd. (“BeiGene”), each greater than 5% holders of Leap and, as a result, a “related party” as contemplated by Item 404 of Regulation S-K, were investors in the September 2021 Public Offering.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and certain executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Our amended and restated certificate of incorporation also provides that we will indemnify each of our executive officers and directors to the fullest extent permitted by the Delaware General Corporation Law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
Related Party Transaction Approval Policy
We have a related party transactions policy that requires all transactions between us and any director, executive officer, holder of 5% or more of any class of our capital shares or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our nominating and corporate governance committee. Any request for such a transaction must first be presented to our General Counsel who will promptly notify our nominating and corporate governance committee for their review, consideration and approval. In approving or rejecting any such proposal, our nominating and corporate governance committee is to consider the relevant facts and circumstances available and deemed relevant to the nominating and corporate governance committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. The nominating and corporate governance committee has reviewed certain interested transactions and determined that they are pre-approved. These pre-approved interested transactions include, subject to certain limitations, employment or compensation of executive officers, director compensation, certain transactions with other companies, certain company charitable contributions, transactions in which all stockholders receive proportional benefits and transactions involving competitive bids.
Prior to our Board’s consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction were disclosed to our Board, and the transaction was not approved by our Board unless a majority of the disinterested directors approved the transaction.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and officers to file reports of holdings and transactions in our equity securities with the SEC. As a practical matter, we assist our directors and officers by completing and filing these reports electronically on their behalf. We believe that our directors and officers timely complied with all such filing requirements during 2021, except that a Form 4 that was filed on February 12, 2021 for Mr. Lawlor was filed one (1) day late due to an administrative error.

GENERAL MATTERS
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.   Under Rule 14a-8(e) of the Exchange Act, to submit a proposal for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders, stockholder proposals must be received by December 29, 2022 by our Secretary at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.
Requirements for Stockholder to bring Business and Nominations Before the 2022 Annual Meeting.   Our amended and restated bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2022 Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to the Secretary at Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141. To be timely for the 2022 Annual Meeting of Stockholders, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting of stockholders, or, if later, the 10th day following the day on which we first provide notice or public disclosure of the date of the 2022 Annual Meeting of Stockholders. Therefore, notice must be received not earlier than February 16, 2023 and not later than March 18, 2023. Such notice must provide the information required by Section 2.4 and 2.5 of our amended and restated bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2023 Annual Meeting of Stockholders.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers or other nominees, to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers or other nominees household proxy materials, delivering a single Notice of Internet Availability to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.
Once you have received notice from your broker or other nominee or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, and Notice of Internet Availability, or if you are receiving multiple copies of the annual report, proxy statement, and Notice of Internet Availability and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or us if you hold registered shares. You can notify us by sending a written request to us at: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141, or by calling us at (617) 714-0360.
Miscellaneous
Even if you plan to attend the Annual Meeting virtually, please vote your shares using one of the methods outlined in this proxy statement promptly. Should you virtually attend the Annual Meeting, you may revoke the proxy and vote online. Your cooperation in giving this your immediate attention will be appreciated.
You may obtain a paper copy of our Annual Report on Form 10-K (without exhibits) filed with the SEC for the year ended December 31, 2021 without charge upon written request to: Leap Therapeutics, Inc., Attn: Secretary, 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.
As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the Annual Meeting, as they determine to be in the best interest of our company and our stockholders.
By Order of the Board of Directors,
Christopher Mirabelli
Chairman of the Board of Directors
Cambridge, Massachusetts
April 28, 2022

Appendix A
2022 Leap Therapeutics, Inc. Equity Incentive Plan

LEAP THERAPEUTICS, INC.
2022 EQUITY INCENTIVE PLAN

A-i

LEAP THERAPEUTICS, INC.
2022 EQUITY INCENTIVE PLAN
1.   Purpose
This Plan is intended to provide incentives that will attract, retain and motive highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.
2.   Definitions
As used in this Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:
2.1.   “Accelerate” “Accelerated” and “Acceleration”, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference such Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to such Restricted Stock or Restricted Stock Units shall expire with respect to some or all of such shares of Restricted Stock or such Restricted Stock Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of such Performance Units.
2.2.   “Affiliate” means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.
2.3.   “Award” means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units or Stock Grants.
2.4.   “Award Agreement” means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.
2.5.   “Board” means the Company’s Board of Directors.
2.6.   “Change of Control” shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term. In the absence of any other Change of Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change of Control means the occurrence of any of the following at any time after the Plan Effective Date:
(a)   a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that Transaction, or
(b)   any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) that, directly or indirectly, acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c)   over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.
2.7.   “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.
2.8.   “Committee” means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan as provided in Section 5 of this Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board. Notwithstanding the foregoing, the term Committee, as used throughout this Plan, shall mean (1) any committee of the Board (other than the Compensation Committee of the Board) appointed by the Board to exercise the rights and powers of the Committee under this Plan with respect to any particular Award or Awards or any particular types of Awards or (2) any two or more members of the Board appointed by the Board to exercise the rights and powers of the Committee under this Plan with respect to any particular Award or Awards or any particular types of Awards.
2.9.   “Company” means Leap Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.
2.10.   “Forfeiture,” “forfeit,” and derivations thereof, when used in respect of Restricted Stock purchased by or issued to a Participant, includes the Company’s repurchase of such Restricted Stock at less than its then Market Value as a means intended to effect a forfeiture of value.
2.11.   “Grant Date” means the date as of which an Option is granted, as determined under Section 7.1(a).
2.12.   “Incentive Option” means an Option that by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.
2.13   “Market Value” means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first following date for which a closing price is reported.
2.14   “Nonstatutory Option” means any Option that is not an Incentive Option.
2.15   “Option” means an option to purchase shares of Stock.
2.16   “Optionee” means an eligible individual to whom an Option shall have been granted under the Plan.
2.17   “Participant” means any holder of an outstanding Award under the Plan.
2.18   “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals may include but are not limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) adjusted net income, (v) operating earnings or profit, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow, (vii) return on assets, (viii) return on capital, (ix) return on stockholders’ equity, (x) total stockholder return, (xi) return on sales, (xii) gross or net profit or operating margin, (xiii) costs, (xiv) expenses, (xv) working capital, (xvi) earnings per share, (xvii) adjusted earnings per share, (xviii) price per share, (xix) regulatory body approval for commercialization of a product, (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share, (xxii) economic value, (xxiii) revenue, (xxiv) revenue growth, (xxv) operational and organizational metrics and (xxvi) environmental, social, governance, diversity, equity, inclusion, human capital management, training or talent development criteria.
2.19   “Performance Goals” means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.
2.20   “Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.
2.21   “Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.
2.22   “Plan” means this 2022 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.
2.23   “Plan Effective Date” means the effective date of the Plan, which shall be the date this Plan is approved by the stockholders of the Company.
2.23   “Restricted Stock” means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.
2.24   “Restricted Stock Units” means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.
2.25   “Restriction Period” means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.
2.26   “Risk of Forfeiture” means a limitation on the right of the Participant to retain Restricted Stock, Restricted Stock Units or any other Award, including a right of the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.
2.27   “Section 16 Insider” means an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the Securities Exchange Act of 1934, as amended.
2.28   “Stock” means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for such common stock pursuant to Section 8.

2.29   “Stock Appreciation Right” means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.
2.30   “Stock Grant” means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.
2.31   “Stockholders’ Agreement” means any agreement by and among the Company and holders of outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).
2.32   “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
3.   Term of the Plan
Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time and from time to time during the period commencing on the Plan Effective Date and ending on the date immediately prior to the tenth anniversary of the Plan Effective Date. Awards granted pursuant to the Plan at any time during the term thereof shall not expire solely by reason of the expiration or termination of the Plan.
4.   Stock Subject to the Plan
4.1.   Plan Share Limitations.
(a)   Limitation.   Subject to the provisions set forth below in this Section 4.1(a), at no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed that number of shares of Stock that is equal to the sum of (i) 7,500,000 shares of Stock, plus (ii) that number of shares of Stock (not to exceed 11,010 shares of Stock in the aggregate) that, as of the Plan Effective Date, remain available for issuance or grant under the 2012 Plan pursuant to awards that may be granted under the 2012 Plan at any time after the Plan Effective Date, and plus (iii) that number of shares of Stock (not to exceed 1,370,210 shares of Stock in the aggregate) subject to stock options and/or other awards granted under the 2012 Plan that are outstanding on the Plan Effective Date and expire or terminate unexercised at any time after the Plan Effective Date. In no event shall the number of shares of Stock issued pursuant to or subject to outstanding Incentive Options exceed 8,881,220 shares of Stock.
(b)   Application.   For purposes of applying the foregoing limitation of Section 4.1(a), (i) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited, the shares of Stock not purchased by or issued to the holder or which are forfeited, as the case may be, shall again be available for Awards to be granted under the Plan, (ii) if any Option is exercised by delivering previously owned shares of Stock or withholding of a portion of shares of Stock otherwise issuable in payment of the exercise price therefor, only the net number of shares issued, that is, the number of shares of Stock for which the Option is exercised net of the number received or withheld by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Option granted under the Plan, (iii) if any Stock Appreciation Right is exercised, the number of shares available for issuance under the Plan shall be reduced by only the net number of shares of Stock actually issued upon such exercise and (iv) any shares of Stock either delivered to or withheld by the Company in satisfaction of tax withholding obligations of the Company or an Affiliate with respect to an Award shall again be available for Awards to be granted under the Plan. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.2   Per Person Limitations.   The maximum number of shares of Stock that may be subject to all Awards or any combination thereof granted to any one Participant during any single calendar year shall be 1,875,000. The maximum value of Awards denominated in cash granted to any one person during any single calendar year shall be $5,000,000. Each of the foregoing limitations shall be doubled with respect to awards granted to an individual during the first calendar year in which he or she commences employment.
4.3   Director Grant Limitations.   The maximum grant date value of shares of Stock subject to Awards made to any non-employee member of the Board during any calendar year, taken together with any cash fees earned by such non-employee Board member for services rendered during the calendar year, shall not exceed $2,000,000 in total value, with the value of such Awards calculated based on the grant date fair value of such Awards for financial reporting purposes.
4.4   Adjustment of Limitations.   Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan.
5.   Administration
The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan with respect to Participants, other than Section 16 Insiders whereby only a majority of non-employee Directors of the Board may exercise the powers and responsibilities of the Committee, and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, up to such maximum number and in accordance with the requirements of applicable law and of such guidelines as the Committee shall specify by resolution at any time or from time to time. To the extent required by applicable law, any such delegation may not include the authority to grant Restricted Stock, unless the delegate meets the requirements of applicable law. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the officer, employee, consultant, advisor or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective officers, employees, consultants, advisors and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all participants, beneficiaries, heirs, assigns or other persons having or claiming any interest under the Plan or an Award made pursuant hereto.
6.   Authorization of Grants
6.1.   Eligibility.   The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any officer or employee of or consultant or advisor to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.
6.2.   General Terms of Awards.   Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).
6.3.   Effect of Termination of Employment, Etc.   Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than three months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event (unless otherwise determined by the Committee in its sole discretion) , and (b) any other outstanding Award of the Participant to the extent that it is then still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave approved by the Company shall not be deemed a termination of employment or other association, provided that should such leave exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Participant’s employment shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless the Participant is provided with the right to return to employment following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Committee or by the Company’s written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.
6.4.   Non-Transferability of Awards.   Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The provisions of the immediately preceding sentence shall not be applicable to Stock Grants. Additionally, Restricted Stock shall not be subject to transfer restrictions under this Section 6.4 once the Restricted Stock is no longer subject to a Risk of Forfeiture. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award (other than an Incentive Option) provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.
7.   Specific Terms of Awards
7.1.   Options.
(a)   Date of Grant.   The granting of an Option shall take place at the time specified in the Award Agreement.
(b)   Exercise Price.   The price at which shares of Stock may be acquired under an Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date for an Incentive Option if the Optionee is a Ten Percent Owner.
(c)   Option Period.   No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(d)   Exercisability.   An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.
(e)   Method of Exercise.   An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,
(i) by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares of Stock to be purchased, or
(ii) by the Company withholding from the shares of Stock otherwise being purchased upon exercise of the Option, shares of Stock having an aggregate Market Value equal to the aggregate exercise price of the shares to be purchased.
Payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company).
Receipt by the Company of such written notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the direct registration system of the Company’s transfer agent for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.
(f)   Limit on Incentive Option Characterization.   An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.
(g)   Notification of Disposition.   Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
7.2.   Stock Appreciation Rights.
(a)   Tandem or Stand-Alone.   Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
(b)   Exercise Price.   Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.
(c)   Other Terms.   Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.
7.3.   Restricted Stock.
(a)   Purchase Price.   Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.
(b)   Issuance of Stock.   Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the direct registration system of the Company’s transfer agent. If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:
The shares evidenced by this certificate are subject to the terms and conditions of LeapTherapeutics, Inc.’s 2022 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Leap Therapeutics, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.
If the Stock is in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.
(c)   Escrow of Shares.   The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
(d)   Restrictions and Restriction Period.   During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
(e)   Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.   Except as otherwise provided in the Plan or the applicable Award Agreement, the Participant shall have all of the rights of a stockholder of the Company with respect to any outstanding shares of Restricted Stock, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

(f)   Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.
7.4.   Restricted Stock Units.
(a)   Character.   Each Restricted Stock Unit shall entitle the recipient to a share of Stock, cash (based on the value of a share of Stock), or a combination of the two, as determined by the Committee, at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine or as may be provided for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
(b)   Timing of Payment.   Payment of earned Restricted Stock Units shall be made promptly following the close of the applicable Restriction Period, provided that payment of earned Restricted Stock Units may be deferred for a period specified by the Committee at the time such Restricted Stock Units are initially granted or (to the extent permitted by the Committee) for a period designated by each of the applicable Participants pursuant to a timely deferral election made in accordance with the requirements of Section 409A of the Code. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.
7.5.   Performance Units.
(a)   Character.   Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.
(b)   Earning of Performance Units.   The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.
(c)   Form and Timing of Payment.   Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period, in cash or shares of Stock as the Committee may determine in its sole discretion or as may be specified in the applicable Award Agreement. At the discretion of the Committee, Participants may be entitled to receive (i) any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants, or (ii) shares of Stock having a value equivalent to the amount of any such dividends. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.
7.6.   Stock Grants.   Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due or in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.
7.7   Awards to Participants Outside the United States.   The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed. The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4.
7.8.   Clawbacks.   Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant agreement between the Participant and the Company or any Affiliate (which may be set forth in any Award Agreement) or otherwise engages in activities that constitute cause either while employed by, or providing service to, the Company or any Affiliate or within a specified period of time thereafter, all Awards held by the Participant shall terminate, and the Company may rescind any exercise of an Option or Stock Appreciation Right and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and dividend equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission (i) the Participant shall return to the Company the shares received upon the exercise of any Option or Stock Appreciation Right and/or the vesting and payment of any other Award (including pursuant to dividends and dividend equivalents) or (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Award Agreement containing restrictive covenants) or activity constituting cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Participant’s employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the employer. In addition, Participants shall also be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect (and as modified) from time to time and Awards and any cash, shares of Stock or other property or amounts due, paid or issued to a Participant shall be subject to the terms of such policy, as in effect (and as modified) from time to time.
8.   Adjustment Provisions
8.1.   Adjustment for Corporate Actions.   If, at any time after the Plan Effective Date, the outstanding shares of Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and equitable adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Stock Appreciation Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.
8.2.   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   In the event of any corporate action not specifically covered by the preceding Section 8.1, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, that occurs or becomes effective after the Plan Effective Date, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 8.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3.   Related Matters.   Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.
8.4.   Transactions.
(a)   Definition of Transaction.   In this Section 8.4, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all or substantially all of the outstanding Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.
(b)   Treatment of Awards.   In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards, subject to the provisions of Section 9 of this Plan.
(1)   Provide that any Awards shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof).
(2)   Upon written notice to the holders, provide that all or any of the holders’ unexercised outstanding Options and Stock Appreciation Rights (collectively, “Rights”) will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.
(3)   Provide that all or any Awards that are subject to Risk of Forfeiture will terminate or be forfeited or cancelled immediately prior to the consummation of such Transaction. In the case of Restricted Stock, any such termination, forfeiture or cancellation can be accomplished by, among other things, a purchase or other acquisition by the Company of such Restricted Stock for no consideration.
(4)   Provide that all or any outstanding Rights shall Accelerate so as to become exercisable prior to or upon such Transaction with respect to some or all of the shares of Stock for which any such Rights would not then otherwise be exercisable by their terms.
(5)   Provide that all or any outstanding Awards that are subject to Risk of Forfeiture shall Accelerate so that the Risk of Forfeiture otherwise applicable to such Awards shall expire prior to or upon such Transaction with respect to part or all of any such Awards that would then still otherwise be subject to the Risk of Forfeiture.
(6)   Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option or Stock Appreciation Right (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For purposes of this paragraph 6 and paragraph 7 below, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction (or, in the case of a Transaction that is structured as or consists of a sale of assets or a liquidation or distribution of the Company, the portion of the proceeds received by the Company from such Transaction that would be available for distribution by the Company in respect of a share of Stock) but need not take into account any deferred consideration unless and until received.
(7)   Provide for cash payments, net of applicable tax withholdings, to be made to holder or holders of all or any Awards (other than Options and Stock Appreciation Rights) equal to the acquisition price times the number of shares of Stock subject to any such Awards, in exchange for the termination of any such Awards; provided, that the Committee may terminate, cancel or cause the forfeiture of, pursuant to paragraph 3 above in this Section 8.4(b), any such Award that is subject to a Risk of Forfeiture at the time of the consummation of such Transaction without the payment of any consideration therefor prior to or upon the Transaction.
(8)   Provide that, in connection with a liquidation or dissolution of the Company, all or any Awards (other than Restricted Stock or Stock Grants) shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.
(9)   Any combination of the foregoing.
In the event that the Committee determines in its discretion to take the actions contemplated under paragraph (1) above of this Section 8.4(b) with respect to all or any Awards, the Committee shall ensure that, upon consummation of the Transaction, any such Awards are assumed and/or exchanged or replaced with another similar award issued by the acquiring or succeeding entity (or an affiliate thereof) and that, as a result of such assumption and/or exchange or replacement, the holder of such assumed Award and/or such exchanged or replaced similar award has the right, on terms (including vesting terms) no less favorable than the terms of such Award, to purchase or receive the value of, for each share of Stock subject to such Award immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may, with the consent of the acquiring or succeeding entity (or an affiliate thereof), provide for the consideration to be received with respect to such assumed Award and/or such exchanged or replaced similar award to consist of or be based solely on common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.
(c)   Treatment of Other Awards.   Upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, then, subject to the provisions of Section 9 below, with respect to all outstanding Awards (other than Options and Share Appreciation Rights) that are not terminated prior to or upon such Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award.
(d)   Related Matters.   In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.   Change of Control
Upon the occurrence of a Change of Control, to the extent that the surviving entity declines to continue, convert, assume or replace outstanding Awards in accordance with their respective terms (after giving effect to any and all adjustments, if any, to such Awards and the terms thereof implemented in accordance with any of Sections 8.1-8.4), then, notwithstanding anything express or implied to the contrary in Section 8.4 above:
(a)   any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to 100% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;
(b)   any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals or other business objectives shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and
(c)   all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the payouts attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control, except if and to the extent otherwise determined by the Committee in its sole discretion at any time prior to, or upon, such Change of Control.
All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within five (5) business days following the effective date of the Change of Control. None of the foregoing provisions of this Section 9 shall apply, however, (i) in the case of any Award pursuant to an Award Agreement or other agreement requiring other or additional terms upon a Change of Control (or similar event), or (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.
10.   Settlement of Awards
10.1.   In General.   Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.
10.2.   Violation of Law.   Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:
(a)   the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or
(b)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended, or any applicable State securities laws.
Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.
10.3.   Corporate Restrictions on Rights in Stock.   Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any and all Stockholders’ Agreements, if any.
10.4.   Investment Representations.   The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.
10.5.   Registration.   If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not, at any time during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities (or during such shorter or longer period of time as the Committee shall determine in its sole discretion, which period of time shall commence from and after such effective date of such registration statement), (a) sell, make any short sale of, loan, grant any option, right or warrant for the purchase of, pledge or otherwise encumber, otherwise transfer or dispose of, directly or indirectly, any shares of Stock (or offer to do any of the foregoing), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in the foregoing clause (a) or clause (b) is to be settled by delivery of Stock or other securities, in cash or otherwise. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement (including, without limitation, a lock-up agreement containing provisions that are more restrictive than the provisions set forth above in this Section 10.5), then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.
10.6.   Placement of Legends; Stop Orders; etc.   Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with

Section 10.4 in addition to any other applicable restrictions under the Plan, and the terms of the Award and under the Stockholders’ Agreement and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.
10.7.   Tax Withholding.   Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the issuance of such shares of Stock. The obligations of the Company under the Plan (including, without limitation, the obligation to issue any shares, deliver any certificate or certificates therefor or reflect the ownership of such shares in book-entry form) shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction unless the Committee determines otherwise.
10.8.   Company Charter and By-Laws; Other Company Policies.   This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by officers, employees, directors, consultants, advisors and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.
11.   Reservation of Stock
The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards.
12.   Limitation of Rights in Stock; No Special Service Rights
A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the direct registration system of the Company’s transfer agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate or articles of incorporation and the by-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.   Unfunded Status of Plan
The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
14.   Nonexclusivity of the Plan
Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
15.   No Guarantee of Tax Consequences
It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code pertaining to non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent. However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.
16.   Termination and Amendment of the Plan
16.1.   Termination or Amendment of the Plan.   Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time suspend or terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.
16.2.   Termination or Amendment of Outstanding Awards; Assumptions.   Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:
(a)   amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;
(b)   within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and
(c)   offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

16.3.   Limitations on Amendments, Etc.
(a)   Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.
(b)   No action by the Board or the Committee pursuant to this Section 16 shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification of such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required (A) in the case of any amendment or termination of any outstanding Award that is permitted by any provision of this Plan that is set forth in Section 16.4 below, Section 8, Section 9 or in any other section of this Plan that is not Section this Section 16 or (B) if the Board or Committee, as the case may be, (i) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) reasonably determines on or after the date of Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code.
16.4   Option or Stock Appreciation Rights Repricing.   The Committee shall have the discretionary authority, exercisable on such terms and conditions that it deems appropriate under the circumstances and without stockholder approval, to (i) implement cancellation/regrant programs pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices per share in excess of the then current Market Value per share of Stock for consideration payable in cash or in equity securities of the Company or (iii) reduce the exercise or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan.
17.   Notices and Other Communications
Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time. If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or by electronic mail, or by telecopier with a confirmation copy by regular, certified or overnight mail, addressed, emailed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address, email address or telecopier number, as the the case may be, last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address, email address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.
18.   Governing Law
The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if LEAP THERAPEUTICS, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 15, 2022. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/leaptx/2022 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES UNDER ITEM 1 AND “FOR” ITEM 2. your votes like this 1. Election of Directors FOR all left (except as marked to WITHHOLD AUTHORITY to vote for all nominees 2. To approve the Leap Therapeutics, Inc. 2022 Equity Incentive Plan FOR AGAINST ABSTAIN (1) William Li, MD (2) Thomas Dietz, PhD the contrary below). listed to the left. (“2022 EIP”). 3. Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm for the Company for the year ending FOR AGAINST ABSTAIN (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space above.) December 31, 2022. CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the 2022 Proxy Statement, the 2021 Annual Report and to attend the Annual Meeting, please go to: https://www.cstproxy.com/leaptx/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS LEAP THERAPEUTICS, INC. The undersigned appoints Augustine Lawlor and Douglas E. Onsi, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Leap Therapeutics, Inc. held of record by the undersigned at the close of business on April 21, 2022 at the Annual Special Meeting of Stockholders of Leap Therapeutics, Inc. to be held on June 16, 2022, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES UNDER PROPOSAL 1 AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)